SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

EQUITY-INCOME PORTFOLIO, GROWTH PORTFOLIO,
HIGH INCOME PORTFOLIO, MONEY MARKET PORTFOLIO,
AND OVERSEAS PORTFOLIO
FUNDS OF

VARIABLE INSURANCE PRODUCTS FUND

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-5429

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, and Overseas Portfolio (the funds), will be held at an office of Variable Insurance Products Fund (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on March 14, 2001, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

3. To elect a Board of Trustees.

4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

5. To approve an amended management contract for Money Market Portfolio.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for High Income Portfolio and Overseas Portfolio.

7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for High Income Portfolio and Overseas Portfolio.

8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for Overseas Portfolio.

9. To approve an amended sub-subadvisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors U.K. Limited (FIIA(U.K.)L) for Overseas Portfolio.

10. To approve a new sub-subadvisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited (FIJ) for Overseas Portfolio.

11. To eliminate a fundamental policy of High Income Portfolio.

12. To eliminate a fundamental investment policy of Overseas Portfolio.

13. To amend each fund's fundamental investment limitation concerning underwriting.

The Board of Trustees has fixed the close of business on January 16, 2001 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

January 16, 2001

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

ANY VARIABLE PRODUCT OWNERS, WHO HAVE A VOTING INTEREST IN VARIABLE ACCOUNTS HOLDING SHARES OF THE TRUST, ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SUCH PERSON WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR VOTING INTEREST MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO, GROWTH PORTFOLIO,
HIGH INCOME PORTFOLIO, MONEY MARKET PORTFOLIO, AND OVERSEAS PORTFOLIO

TO BE HELD ON MARCH 14, 2001

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund (the trust) to be used at the Special Meeting of Shareholders of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, and Overseas Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on March 14, 2001 at 10:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 16, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds provided the expenses do not exceed each class's existing voluntary expense cap listed on page 30. Expenses exceeding each class's voluntary expense cap will be paid by FMR. The funds will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and FMR Co., Inc. (FMRC), subadviser to High Income Portfolio and Overseas Portfolio, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to Money Market Portfolio, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL England; Fidelity Management & Research (Far East) Inc. (FMR Far East) located at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105 Japan; and Fidelity Investments Japan Limited (FIJ), located at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan are subadvisers to High Income Portfolio and Overseas Portfolio. Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) located at 26 Lovat Lane, London, EC3R 8LL, England, are also subadvisers to Overseas Portfolio.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum, but insurance company variable accounts may vote all their shares in the same proportion as the voting instructions actually received from variable product owners. See page 5. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 The following table summarizes the proposals applicable to each class of shares of each fund.

Proposal #	Proposal Description	Applicable Funds	Page
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	All	5
2.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.	All	6
3.	To elect as Trustees the fourteen nominees presented in Proposal 3.	All	7
4.	To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.	All	12
5.	To approve an amended management contract for Money Market Portfolio that would modify the Income-Based Component and eliminate the Individual Fund Fee Rate.	Money Market Portfolio	12
6.	To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. to allow for future modifications of contract without shareholder approval if permitted by the 1940 Act.	High Income Portfolio and Overseas Portfolio	17
7.

To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. to allow for future modifications of contract without shareholder approval if permitted by the 1940 Act.

		High Income Portfolio and Overseas Portfolio	18
8.

To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) to allow for future modifications of contract without shareholder approval if permitted by the 1940 Act.

		Overseas Portfolio	20
9.

To approve an amended sub-subadvisory agreement between Fidelity International Investment Advisors U.K. Limited (FIIA(U.K.)L to allow for future modifications of contract without shareholder approval if permitted by the 1940 Act.

		Overseas Portfolio	21
10.	To approve a new sub-subadvisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited (FIJ).	Overseas Portfolio	22
11.	To eliminate a fundamental policy of the fund.	High Income Portfolio	23
12.	To eliminate a fundamental investment policy of the fund.	Overseas Portfolio	24
13.	To amend the fundamental limitation concerning underwriting.	All	24

Shares of each class of the trust issued and outstanding as of December 31, 2000 are indicated in the following table:

Equity-Income Portfolio:

Initial Class	390,569,765
Service Class	24,945,018
Service Class 2	1,570,425

Growth Portfolio:

Initial Class	355,435,316
Service Class	42,452,436
Service Class 2	1,314,551

High Income Portfolio:

Initial Class	179,380,928
Service Class	27,906,721
Service Class 2	583,022

Money Market Portfolio:

Initial Class	2,233,397,081
Service Class	103,061
Service Class 2	107,893

Overseas Portfolio:

Initial Class	113,384,526
Service Class	12,898,922
Service Class 2	620,451

 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class on December 31, 2000 was as follows:

Equity Income Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	23.02%
Equity Income Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	11.48%
Equity Income Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	10.32%
Equity Income Portfolio: Initial Class	ING America Life Group	Hartford, CT	8.64%
Equity Income Portfolio: Initial Class	GE Financial Assurance Holdings, Inc.	Richmond, VA	6.77%
Equity Income Portfolio: Initial Class	Citigroup, Inc.	Hartford, CT	5.07%
Equity Income Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	89.14%
Equity Income Portfolio: Service Class 2	Minnesota Life Insurance Company	Saint Paul, MN	32.00%
Equity Income Portfolio: Service Class 2	Keyport Life Insurance	Boston, MA	13.16%
Equity Income Portfolio: Service Class 2	WRL Investment Services, Inc.	Saint Petersburg, FL	10.58%
Equity Income Portfolio: Service Class 2	Ameritas Financial Services	Lincoln, NE	9.00%
Equity Income Portfolio: Service Class 2	Aegon USA Securities Inc.	Cedar Rapids, IA	7.43%
Growth Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	21.48%
Growth Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	13.55%
Growth Portfolio: Initial Class	ING America Life Group	Hartford, CT	10.00%
Growth Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	8.51%
Growth Portfolio: Initial Class	Citigroup, Inc.	Hartford, CT	7.26%
Growth Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	65.61%
Growth Portfolio: Service Class	Lincoln	Ft. Wayne, IN	10.76%
Growth Portfolio: Service Class	Massachusetts Mutual Group	Springfield, MA	5.52%
Growth Portfolio: Service Class 2	Ohio National Life Insurance Company	Cincinnati, OH	25.55%
Growth Portfolio: Service Class 2	Provident Mutual Life Insurance Company	Newark, DE	8.93%
Growth Portfolio: Service Class 2	Lincoln	Ft. Wayne, IN	8.88%
Growth Portfolio: Service Class 2	GE Financial Assurance Holdings, Inc.	Richmond, VA	5.42%
Growth Portfolio: Service Class 2	Wachovia Corp.	Charlotte, NC	5.22%
Growth Portfolio: Service Class 2	Citizens Bank	Cranston, RI	5.11%
High Income Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	28.28%
High Income Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	21.53%
High Income Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	11.48%
High Income Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	85.18%
High Income Portfolio: Service Class 2	Citizens Bank	Cranston, RI	13.36%
High Income Portfolio: Service Class 2	Wilmington Trust Company	Wilmington, DE	8.83%
High Income Portfolio: Service Class 2	Webster Bank	Waterbury, CT	8.22%
High Income Portfolio: Service Class 2	NBC Securities, Inc.	Memphis, TN	7.79%
High Income Portfolio: Service Class 2	HSBC Bank USA	Buffalo, NY	6.60%
Money Market Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	59.27%
Money Market Portfolio: Initial Class	Empire Fidelity Investments Life Insurance Company	Boston, MA	5.76%
Money Market Portfolio: Service Class	Fidelity Investments	Boston, MA	100%
Money Market Portfolio: Service Class 2	Fidelity Investments	Boston, MA	98.55%
Overseas Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	23.72%
Overseas Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	13.00%
Overseas Portfolio: Initial Class	Metropolitan Life Insurance Company	Boston, MA	12.10%
Overseas Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	8.55%
Overseas Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	65.00%
Overseas Portfolio: Service Class	IDS Life Insurance Company	Minneapolis, MN	15.51%
Overseas Portfolio: Service Class	John Hancock Financial Services	Boston, MA	7.94%
Overseas Portfolio: Service Class 2	Lincoln	Ft. Wayne, IN	23.17%
Overseas Portfolio: Service Class 2	KeyCorp, Inc.	Cleveland, OH	10.67%
Overseas Portfolio: Service Class 2	Provident Mutual Life Insurance Company	Newark, DE	9.89%
Overseas Portfolio: Service Class 2	Citizens Bank	Cranston, RI	5.80%
Overseas Portfolio: Service Class 2	HSBC Bank USA	Buffalo, NY	5.10%

 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on December 31, 2000 was as follows:

Equity Income Portfolio	Nationwide Insurance Enterprises	Columbus, OH	26.47%
Equity Income Portfolio	Fidelity Investments Life Insurance Company	Boston, MA	10.75%
Equity Income Portfolio	Allmerica Financial Corp.	Worcester, MA	9.67%
Equity Income Portfolio	GE Financial Assurance Holdings, Inc.	Richmond, VA	6.35%
Equity Income Portfolio	Citigroup, Inc.	Hartford, CT	4.75%
Growth Portfolio	Nationwide Insurance Enterprises	Columbus, OH	25.25%
Growth Portfolio	Fidelity Investments Life Insurance Company	Boston, MA	12.08%
Growth Portfolio	ING America Life Group	Hartford, CT	8.91%
Growth Portfolio	Allmerica Financial Corp.	Worcester, MA	7.58%
Growth Portfolio	Citigroup, Inc.	Hartford, CT	6.47%
High Income Portfolio	Nationwide Insurance Enterprises	Columbus, OH	34.68%
High Income Portfolio	Allmerica Financial Corp.	Worcester, MA	18.61%
High Income Portfolio	Fidelity Investments Life Insurance Company	Boston, MA	9.93%
Money Market Portfolio	Fidelity Investments Life Insurance Company	Boston, MA	59.26%
Money Market Portfolio	Empire Fidelity Investments Life Insurance Company	Boston, MA	5.76%
Overseas Portfolio	Nationwide Insurance Enterprises	Columbus, OH	26.92%
Overseas Portfolio	Fidelity Investments Life Insurance Company	Boston, MA	11.52%
Overseas Portfolio	Metropolitan Life Insurance Company	Boston, MA	10.72%
Overseas Portfolio	Allmerica Financial Corp.	Worcester, MA	7.57%

FMR has advised the trust that for all Proposals contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

 Shareholders of record at the close of business on January 16, 2001 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Shares of each fund are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Special Meeting of Shareholders in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on January 16, 2001, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by the companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to cast.

Accordingly, if you wish to vote, you should complete the enclosed voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

For a free copy of each fund's annual report for the fiscal year ended December 31, 2000 call 1-800-544-5429 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. A plurality of all votes cast at the Meeting is sufficient to approve Proposal 3 and a majority of all votes of the appropriate fund cast at the meeting is sufficient to approve Proposal 4.Approval of Proposals 5 through 13 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate funds. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

1. TO CONTINUE THE EFFECTIVENESS OF ARTICLE VIII, SECTION 4 OF THE DECLARATION OF TRUST.

The Board of Trustees recommends that shareholders vote to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

On September 14, 2000, pursuant to authority granted to the Trustees under Article XII, Section 7 of the Declaration of Trust and applicable laws, the Trustees modified a provision in the Declaration of Trust to resolve any legal uncertainty regarding derivative actions brought on behalf of a fund. Notwithstanding their authority to amend the Declaration of Trust, the Trustees authorized the submission of this amendment to shareholders to vote on the continued effectiveness of the provision. The amended provision currently in effect is set forth below.

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment adviser and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in shareholders' interests.

If shareholders do not vote to continue the provision's effectiveness, the Trustees will execute an Amended and Restated Declaration of Trust which eliminates Article VIII, Section 4.

Conclusion. The Board of Trustees has concluded that continuing the effectiveness of the amendment to Article VIII, Section 4 of the Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR the proposal. If the proposal is approved, Article VIII, Section 4 will remain in the Declaration of Trust as presented above. If the proposal is not approved, the Trustees will execute an Amended and Restated Declaration of Trust which eliminates Article VIII, Section 4.

2. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute an amended and restated Declaration of Trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a standard form that will be used for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Under the Current Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, any amendment affecting the amendment provisions of the Declaration of Trust, any amendment that would alter the maximum number of Trustees, any amendment required by law or the trust's registration statement, and any matter submitted to the shareholders by the Trustees. On November 18, 1999, the Trustees approved the form of the New Declaration of Trust. On September 14, 2000, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

The New Declaration of Trust amends the Current Declaration of Trust in three significant ways.

Number of Trustees. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity Funds and to expand the level of the Board's expertise. Under the Current Declaration of Trust and the New Declaration of Trust the number of Trustees cannot be changed without shareholder approval.

Mergers, Consolidations, Incorporations, Reorganizations. The New Declaration of Trust explicitly allows the Trustees to authorize the merger, consolidation, incorporation or reorganization of a class or a portion of the trust or a series or class thereof in addition to the merger, consolidation, incorporation or reorganization of the whole trust or a series thereof. Providing the Trustees with additional flexibility with respect to classes and a portion of the trust or its series or classes will allow the Trustees to respond more quickly to changes without the cost of an additional shareholder meeting. The Trustees already have this authority with respect to the trust and its series.

The New Declaration of Trust does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

In addition, the New Declaration of Trust explicitly allows the Trustees to effect mergers, consolidations, incorporations, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

Initial Approval of Management Contracts. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees, on behalf of a new fund, to enter into a management contract with FMR subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. The Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to initially approve such a contract. The SEC permits the sole initial shareholder, usually FMR or an affiliate, to approve the initial management contract rather than the fund's public shareholders. The New Declaration of Trust would clarify that approval by the sole initial shareholder is sufficient if permitted by the SEC.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect. Please note that, notwithstanding approval of Proposal 2, if Proposal 1 is not approved, the Trustees will execute an amended and restated Declaration of Trust that eliminates Section 4 or Article VIII.

3. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. The Trustees have determined that the Board of Trustees should be expanded from twelve to fourteen members and have fixed the number of Trustees at fourteen. Pursuant to the provisions of the Declaration of Trust of Variable Insurance Products Fund, the increase in the size of the Board of Trustees is subject to shareholder approval (see Proposal 2). If shareholders approve expansion of the Board of Trustees, it is intended that the enclosed proxy card will be voted for the election as Trustees of the fourteen nominees listed below unless such authority has been withheld in the proxy card. Otherwise, the number of Trustees will continue to be fixed at twelve and the enclosed proxy card will be voted for all nominees listed below except for Abigail P. Johnson and William S. Stavropoulos, unless such authority has been withheld in the proxy card.

Except for Ms. Johnson and Mr. Stavropoulos, all nominees named below are currently Trustees of Variable Insurance Products Fund and have served in that capacity continuously since originally elected or appointed. Ned C. Lautenbach, Mr. Cook, and Ms. Knowles were selected by the trust's Nominating and Administration Committee (see page 10) and were appointed to the Board in January 1, 2000, January 1, 2001, and January 1, 2001, respectively. Mr. Stavropoulos is currently a Member of the Advisory Board of the Trust. Mr. Stavropoulos was selected by the Trust's Nominating and Administration Committee and was appointed as a Member of the Advisory Board on November 1, 2000. Except for Edward C. Johnson 3d and Ms. Johnson, none of the nominees are related to one another. Ms. Johnson is Mr. Johnson's daughter. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Mr. Cook, Robert M. Gates, Ms. Johnson, Ms. Knowles, Ned C. Lautenbach, William O. McCoy, Robert C. Pozen, and Mr. Stavropoulos, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Messrs. Gates, McCoy and Pozen are currently Trustees of 55 registered investment companies advised by FMR. Messrs. Cook and Lautenbach and Ms. Knowles are currently Trustees of 53 registered investment companies advised by FMR. Ms. Johnson and Mr. Stavropoulos are currently Trustees of one registered investment company advised by FMR.

If shareholders approve an increase in the size of the Board of Trustees, in the election of Trustees, those fourteen nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. If shareholders do not approve an increase in the size of the Board of Trustees, in the election of Trustees, those twelve nominees (not including Ms. Johnson and Mr. Stavropoulos) receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Nominee (Age)	Principal Occupation**	Year of Election or Appointment
J. Michael Cook (58)

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

		2001
Ralph F. Cox (68)

President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

		1991
Phyllis Burke Davis (69)	Retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).	1992
Robert M. Gates (57)

A Consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

		1997
*Abigail P. Johnson (39)

Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is a Senior Vice President of FMR (1997) and a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

		--
*Edward C. Johnson 3d (70)

President of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, and Overseas Portfolio. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FMR Co., Inc. (2000). Abigail P. Johnson is Mr. Johnson's daughter.

		1981
Donald J. Kirk (68)

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), a Public Governor of the National Association of Securities Dealers, Inc. (1996), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

		1987
Marie L. Knowles (54)

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

		2001
Ned C. Lautenbach (57)

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (global communications equipment). He is also Co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

		2000
*Peter S. Lynch (58)

Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

		1990
Marvin L. Mann (67)

Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

		1993
William O. McCoy (67)

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of TeraGlobal Communications Corporation (integrated voice, video and data networking, 1999), Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

		1997
*Robert C. Pozen (54)

Senior Vice President of Equity-Income Portfolio (1997), Growth Portfolio (1997), High Income Portfolio (1997), Money Market Portfolio (1997), and Overseas Portfolio (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

		1997
William S. Stavropoulos (61)

Member of the Advisory Board of Variable Insurance Products Fund (2000). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

		--

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of December 31, 2000 the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended December 31, 2000. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Ms. Knowles are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 2000, the committee held five meetings.

The trust's Nominating and Administration Committee is currently composed of Messrs. Mann (Chairman), Cox, and Gates. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended December 31, 2000, the committee held six meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 2000.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	J. Michael Cook**	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk	Marie L. Knowles ***
Equity-IncomeB,C,F	$ 0	$ 2410	$ 2,982	$ 2,999	$ 2,981	$ 2,986	$ 1,473
GrowthB,D,F	$ 0	$ 4632	$ 5,533	$ 5,565	$ 5,535	$ 5,531	$ 2,853
High IncomeB	$ 0	$ 506	$ 631	$ 635	$ 631	$ 631	$ 292
Money MarketB	$ 0	$ 495	$ 592	$ 595	$ 592	$ 592	$ 306
OverseasB,E,F	$ 0	$ 693	$ 833	$ 838	$ 833	$ 832	$ 414
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 213,500	$ 258,000	$ 259,500	$ 258,000	$ 258,000	$ 130,500
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	Gerald C. McDonough *****	Robert C. Pozen*	William S. Stavropoulos ****	Thomas R. Williams *****
Equity-IncomeB,C,F	$ 2,964	$ 0	$ 3,002	$ 2,982	$ 3,696	$ 0	$ 459	$ 2,881
GrowthB,D,F	$ 5,503	$ 0	$ 5,563	$ 5,533	$ 6,850	$ 0	$ 849	$ 5,337
High IncomeB	$ 627	$ 0	$ 636	$ 631	$ 783	$ 0	$ 81	$ 612
Money MarketB	$ 589	$ 0	$ 595	$ 592	$ 733	$ 0	$ 98	$ 570
OverseasB,E,F	$ 828	$ 0	$ 838	$ 833	$ 1,032	$ 0	$ 120	$ 805
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 0	$ 259,500	$ 258,000	$ 319,500	$ 0	$ 40,000	$ 249,000

* Interested Trustees of the funds are compensated by FMR.

** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

*** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

**** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

***** Messrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

A Information is for the calendar year ended December 31, 2000 for 247 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2000, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; William O. McCoy, $111,000; Gerald C. McDonough, $141,000; Marvin L. Mann, $111,000;and Thomas R. Williams, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $39,768; Ned C. Lautenbach, $46,296; William O. McCoy, $39,768; and Thomas R. Williams, $46,296.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $1,810; Phyllis Burke Davis, $1,810; Robert M. Gates, $1,810; Donald J. Kirk, $1,810; $; Ned C. Lautenbach, $1,810; Marvin L. Mann, $1,810; William O. McCoy, $;1,810; Gerald C. McDonough, $2,299; and Thomas R. Williams, $1,810.

D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $3,362; Phyllis Burke Davis, $3,362; Robert M. Gates, $3,362; Donald J. Kirk, $3,362; Ned C. Lautenbach, $3,362; Marvin L. Mann, $3,362; William O. McCoy, $3,362; Gerald C. McDonough, $4,270; and Thomas R. Williams, $3,362.

E The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $506; Phyllis Burke Davis, $506; Robert M. Gates, $506; Donald J. Kirk, $506; Ned C. Lautenbach, $506; Marvin L. Mann, $506; William O. McCoy, $506; Gerald C. McDonough, $643; and Thomas R. Williams, $506.

F Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $756, VIP Equity-Income; Ned C. Lautenbach, $756, VIP Equity-Income; William O. McCoy, $756, VIP Equity-Income; Thomas R. Williams, $756, VIP Equity-Income; Ralph F. Cox, $1,401, VIP Growth; Ned C. Lautenbach, $1,401, VIP Growth; William O. McCoy, $1,401, VIP Growth; Thomas R. Williams, $1,401, VIP Growth; Ralph F. Cox, $211, VIP Overseas; Ned C. Lautenbach, $211, VIP Overseas; William O. McCoy, $211, VIP Overseas; Thomas R. Williams, $211, VIP Overseas.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

4. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the non-interested Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in such fund inconsistent with the independence standards pertaining to accountants.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR MONEY MARKET PORTFOLIO.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR. The Amended Contract eliminates a component of the management fee and changes the fund's management fee to make it less sensitive to the fund's yield.

For the month of December 2000, the annualized management fee rate under the Amended Contract would have been 0.2721%, compared to 0.2626% under the Present Contract. Assuming FMR's assets under management remain at December 2000 levels, the Amended Contract would result in lower management fee rates (up to 0.08% lower) than the Present Contract when the fund's annualized monthly gross yield is above 7.0%, and higher management fee rates (up to 0.08% higher) when the fund's annualized monthly gross yield is below 7.0%. The fund's annualized monthly gross yield for the month of December 2000 was 6.76%.

The proposed amendments to the contract are discussed in detail in the following pages.

 Current Management Fee. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets ( the management fee rate). The current management fee is the sum of three components: an Individual Fund Fee, an Income-Based Component, and a Group Fee. The Individual Fund Fee Rate equals 0.03% of the fund's average net assets for the month. The Income-Based Component is 6% of the fund's monthly gross income for fund annualized monthly gross yields over 5%, subject to a maximum, and varies from 0.00% to 0.24% of the fund's average net assets for the month over a yield range of 5% to 9%. The Group Fee Rate varies according to assets under management by FMR. For December 2000 group assets, the Group Fee Rate was 0.1268% of the fund's average net assets for the month.

At December 2000 group assets, the fund's management fee rate was 0.2626% and its annualized monthly gross yield was 6.76%. The components of the fee were as follows:

Management Fee Rate		Individual Fund Fee Rate		Income-Based Component Rate		Group Fee Rate
0.2626%	=	0.03%	+	0.1058%	+	0.1268%

Proposed Management Contract Amendments. The Amended Contract would (1) eliminate the Individual Fund Fee and (2) revise the Income-Based Component to decrease its sensitivity to the fund's yield and add an asset-based fee. The proposed management fee would be the sum of two components, an Income-Based Component (which consists of an income-based fee and an asset-based fee) and a Group Fee.

For the fund's fiscal year ended December 31, 2000, the fee would have been higher under the Amended Contract than the Present Contract. Whether the management fee under the Amended Contract results in higher or lower fees than under the Present Contract depends on the fund's gross yields in the future.

If the Amended Contract is approved, FMR has voluntarily agreed to limit the fund's management fee to the lesser of the amount that would be paid under the Present Contract or the Amended Contract for a period of six months commencing May 1, 2001 or the first day of the first month following shareholder approval, whichever occurs later.

Proposed Elimination of the Individual Fund Fee. The Individual Fund Fee Rate of 0.03% of the fund's average net assets for the month would be eliminated under the Amended Contract.

Proposed Modifications to Income-Based Component. The current management fee rate for the fund is highly sensitive to changes in the fund's yield. The Income-Based Component rate ranges from 0.00% of assets at an annualized monthly gross yield of 5% to 0.24% at an annualized monthly gross yield of 9%. FMR believes that the difference between the minimum and the maximum Income-Based Component rate is too wide. Also, in FMR's opinion, the maximum Income-Based Component rate occurs at too low a yield (0.24% at 9%), and the minimum Income-Based Component rate occurs at too high a yield (0.00% at 5%).

The Amended Contract has a less volatile Income-Based Component. Under the Amended Contract, the Income-Based Component would be 2% of the fund's monthly gross income over an annualized monthly gross yield range of 3% to 11%, compared to 6% of monthly gross income over an annualized monthly gross yield range of 5% to 9% under the Present Contract. In addition, for yields between 3% and 11%, the Income-Based Component will include an asset-based fee rate of 0.01% of the fund's average net assets for the month. By reducing the sensitivity of the Income-Based Component and widening the range of yields over which the Income-Based Component varies, the proposed changes would significantly reduce the volatility of the fund's total management fee rate.

As indicated in the complete Income-Based Component schedule below, the Amended Contract provides for additional income-based adjustments if the fund's annualized monthly gross yield is under 1% or between 13% and 15%. The additional income-based adjustments allow for some continued adjustment to the fee rate when yields are at extreme high or low levels. For annualized monthly gross yields between 1% and 3%, between 11% and 13%, and over 15% the Income-Based Component consists only of an asset-based fee.

If the fund's annualized monthly gross yield is:

Equal or Greater Than	But Less Than	Income-Based Fee	Asset-Based Fee Rate	Total Income-Based Component Rate
0%	1%	2%	0.05%	0.05% - 0.07%
1%	3%	zero	0.07%	0.07%
3%	11%	2%	0.01%	0.07% - 0.23%
11%	13%	zero	0.23%	0.23%
13%	15%	2%	(0.03)%	0.23% - 0.27%
15%	--	zero	0.27%	0.27%

For example, for an annualized monthly gross yield of 6.76%, the Income-Based Fee rate would be 0.1353% (2% multiplied by 6.76%) and the Asset-Based Fee Rate would be 0.01% for a Total Income-Based Component rate of 0.1453%.

Since 1991, the fund's annualized monthly gross yield has been between 3% and 7%. See Exhibit 2(a) for a graph of the fund's annualized monthly gross yield since 1991.

Comparison of Management Fee Rates Under the Present and Amended Contracts. Although the proposed management fee rate will be less volatile, whether the management fee rate under the Amended Contract results in higher or lower management fee rates than under the Present Contract in the future depends on future fund gross yields. Based on December 2000 assets, the management fee rates under the Present Contract and the Amended Contract are the same when the fund's annualized monthly gross yield is approximately 7.0%. At annualized monthly gross yields under 7.0%, the management fee rates under the Amended Contract generally are higher than under the Present Contract, and at annualized monthly gross yields above 7.0%, the proposed management fee rates are lower than under the Present Contract.

At December 2000 group assets, the fund's management fee rate under the Amended Contract would be 0.2721%, assuming the fund's annualized monthly gross yield was 6.76%. The components of the fee would be as follows:

Management Fee Rate		Income-Based Component Rate			Group Fee Rate
		Income-Based Fee Rate	Asset-Based Fee Rate
0.2721%	=	0.1353%	0.01%	+	0.1268%

Based on December 2000 group assets, the fund's management fee rate would range from 0.1768% to 0.3968% depending on the fund's yield. At all yield levels, the management fee rate would be lower than the median management fee rate of 0.48% for competitive money market funds according to Lipper Inc.

The following table lists the annual management fee rates at various fund annualized monthly gross yield levels under the Present and Amended Contracts, based on December 2000 group assets.

Fund Annualized Monthly Gross Yield	Current Fee Rate	Proposed Fee Rate	Change
0.0%	0.1568%	0.1768%	0.0200%
1.0%	0.1568%	0.1968%	0.0400%
2.0%	0.1568%	0.1968%	0.0400%
3.0%	0.1568%	0.1968%	0.0400%
4.0%	0.1568%	0.2168%	0.0600%
5.0%	0.1568%	0.2368%	0.0800%
6.0%	0.2168%	0.2568%	0.0400%
7.0%	0.2768%	0.2768%	0.0000%
8.0%	0.3368%	0.2968%	-0.0400%
9.0%	0.3968%	0.3168%	-0.0800%
10.0%	0.3968%	0.3368%	-0.0600%
11.0%	0.3968%	0.3568%	-0.0400%
12.0%	0.3968%	0.3568%	-0.0400%
13.0%	0.3968%	0.3568%	-0.0400%
14.0%	0.3968%	0.3768%	-0.0200%
15.0%	0.3968%	0.3968%	0.0000%

The following graph compares the current and proposed fee rates visually.

MANAGEMENT FEE RATES UNDER PRESENT AND AMENDED CONTRACTS

Historical Fee Rate Comparisons. The fund's annualized monthly gross yields averaged 6.49% for its fiscal year ended December 31, 2000. At these historical yield levels, the Amended Contract would have provided for higher fees than the Present Contract. Whether the Amended Contract would provide a higher or lower fee in the future largely depends on whether the fund's yield increases or decreases in the future. In recognition of this uncertainty, at the Trustees' request, FMR has agreed to limit the fund's management fee to the lesser of the amount that would be paid under the Present Contract or the Amended Contract for a period of six months commencing May 1, 2001 or the first day of the first month following shareholder approval, whichever occurs later.

The following table compares the fund's management fee as calculated under the terms of the Present Contract for fiscal year ending December 2000 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

	Present Contract	Amended Contract
	Management Fee	Management Fee	Percentage Difference
Fiscal Year December 2000	$ 5,141,685	$ 5,551,927	7.98%

The following figures are based on historical expenses of the fund for the fiscal year ended December 31, 2000 and are calculated as a percentage of average net assets.

COMPARATIVE FEE TABLE

Annual Fund Operating Expenses (as a percentage of average net assets)

INITIAL CLASS

	Present Contract	Amended Contract
Management Fee	0.25%	0.27%
Rule 12b-1 Fee	None	None
Other Expenses	0.08%	0.08%
Total Class Operating Expenses	0.33%	0.35%

SERVICE CLASS

	Present Contract	Amended Contract
Management Fee	0.25%	0.27%
Rule 12b-1 Fee	0.10%	0.10%
Other Expenses	0.12%	0.12%
Total Class Operating ExpensesA	0.47%	0.49%

A Effective July 7, 2000, FMR has voluntarily agreed to reimburse Service Class of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its net assets exceed 0.45%. This arrangement may be discontinued by FMR at any time.

SERVICE CLASS 2

	Present Contract	Amended Contract
Management Fee	0.25%	0.27%
Rule 12b-1 Fee	0.25%	0.25%
Other Expenses	0.46%	0.46%
Total Class Operating ExpensesB	0.96%	0.98%

B Effective January 12, 2000, FMR has voluntarily agreed to reimburse Service Class 2 of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.60%. This arrangement may be discontinued by FMR at any time.

Example: The following illustrates the expenses on a $10,000 investment in Initial Class under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	1 Year	3 Years	5 Years	10 Years
Present Contract	$34	$106	$185	$418
Amended Contract	$36	$113	$197	$443

Example: The following illustrates the expenses on a $10,000 investment in Service Class under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	1 Year	3 Years	5 Years	10 Years
Present Contract	$48	$151	$263	$591
Amended Contract	$50	$157	$274	$616

Example: The following illustrates the expenses on a $10,000 investment in Service Class 2 under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	1 Year	3 Years	5 Years	10 Years
Present Contract	$98	$306	$531	$1,178
Amended Contract	$100	$312	$542	$1,201

The purpose of the comparative fee tables are to assist investors in understanding the various costs and expenses of investing in shares of each class. The examples above should not be considered representations of past or future expenses of each class. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Matters Considered by the Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The Board of Trustees considered and approved elimination of the fund's individual fund fee rate and modification to the Income-Based Component during the three month period between July and September 2000. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, allocations of "soft dollar" brokerage, and allocation of brokerage to firms that sell Fidelity fund shares, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed change in the Income-Based Component, the Board of Trustees and the Independent Trustees determined that the fund and its shareholders would benefit from a structure that reduces the volatility of the fund's expenses in changing market circumstances.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that economies of scale are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the proposed modifications to the management fee structure, that is the modification to the Income-Based Component and elimination of the Individual Fund Fee Rate are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on May 1, 2001 or the first day of the first month following shareholder approval, whichever occurs later.

6. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. FOR HIGH INCOME PORTFOLIO AND OVERSEAS PORTFOLIO.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of High Income Portfolio and Overseas Portfolio approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR U.K.'s fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, not the fund, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR U.K. on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 3 for High Income Portfolio and Exhibit 4 for Overseas Portfolio. Except for the modifications discussed above, High Income Portfolio's and Overseas Portfolio's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 30.) If approved by shareholders, High Income Portfolio's and Overseas Portfolio's Amended Agreement will take effect on April 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2001 and July 31, 2001, respectively, and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2001 for High Income Portfolio and July 31, 2001 for Overseas Portfolio and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FMR pays to FMR U.K. for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., FMR Far East, and FIJ" on page 25.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

7. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. FOR HIGH INCOME PORTFOLIO AND OVERSEAS PORTFOLIO.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of High Income Portfolio and Overseas Portfolio approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR Far East's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, not the fund, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR Far East on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 5 for High Income Portfolio and Exhibit 6 for Overseas Portfolio. Except for the modifications discussed above, High Income Portfolio's and Overseas Portfolio's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 30.) If approved by shareholders, High Income Portfolio's and Overseas Portfolio's Amended Agreement will take effect on the first day of the first month following approval and will remain in effect through June 30, 2001 and July 31, 2001, respectively, and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2001 for High Income Portfolio and July 31, 2001 for Overseas Portfolio and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FMR pays to FMR Far East for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR Far East., with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is FIL, an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K., FMR Far East, and FIJ" on page 25.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

8. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA) FOR OVERSEAS PORTFOLIO.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of Overseas Portfolio approve, a proposal to adopt an amended sub-advisory agreement among FMR, FIIA, and the trust with respect to the fund (the Amended Agreement). The fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. The fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FIIA's fees under the fund's Amended Agreement. The fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under the fund's Present Agreement, FIIA acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). Under the fund's Present Agreement with FIIA, FMR, not the fund, pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the fund's average net assets for which the sub-adviser has provided FMR with investment advice and research services.

Furthermore, under the fund's Present Agreement, FMR may grant FIIA investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FIIA investment management authority under the fund's Present Agreement, FMR, not the fund, pays FIIA a fee equal to 57% of FMR's monthly management fee with respect to the fund's average net assets managed by FIIA on a discretionary basis.

The fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. The fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FIIA, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FIIA's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A copy of the form of Amended Agreement for the fund, marked to indicate the proposed amendments, is supplied as Exhibit 7 beginning on page 62. Except for the modifications discussed above, Overseas Portfolio's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of the fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 30.) If approved by shareholders, the fund's Amended Agreement will take effect on April 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If the fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FIIA's fees under the fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FIIA for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend the fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIIA, with its principal office in Pembroke, Bermuda, is a wholly-owned subsidiary of FIL established in 1983 to provide investment research to FIL with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIIA may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. FIL is an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. For more information on FIIA, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L and FIJ," on page 26.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to the fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA will remain in effect.

9. TO APPROVE AN AMENDED SUB-SUBADVISORY AGREEMENT BETWEEN FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA) AND FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L) FOR OVERSEAS PORTFOLIO.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of Overseas Portfolio approve, a proposal to adopt an amended sub-subadvisory agreement between FIIA, FIIA(U.K.)L, and the trust with respect to the fund (the Amended Agreement). The fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. The fund's existing sub-subadvisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FIIA pays all of FIIA(U.K.)L's fees under the fund's Amended Agreement. The fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under the fund's Present Agreement, FIIA(U.K.)L acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA(U.K.)L provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the U.K. and Europe. Under the fund's Present Agreement with FIIA, FIIA, not the fund, pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

Furthermore, under the fund's Present Agreement, FIIA may grant FIIA(U.K.)L investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FIIA grants FIIA(U.K.)L investment management authority under the fund's Present Agreement, FIIA, not the fund, pays FIIA(U.K.)L a fee equal to to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund. For more details on the fund's Present Agreement, see the "Sub-Advisory Agreements" section beginning on page 30.

The fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. The fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FIIA, FIIA(U.K.)L, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On November 16, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FIIA's and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A copy of the form of Amended Agreement for the fund, marked to indicate the proposed amendments, is supplied as Exhibit 8 beginning on page 65. Except for the modifications discussed above, Overseas Portfolio's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of the fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 30.) If approved by shareholders, the fund's Amended Agreement will take effect on April 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If the fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FIIA would continue to pay all of FIIA(U.K.)L's fees under the fund's Amended Agreement. If shareholders approve the Amended Agreement, FIIA could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FIIA pays to FIIA(U.K.)L for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend the fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIIA(U.K.)L, with its principal office in Kent, England, is a wholly-owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, provides investment research to FIIA with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIIA(U.K.)L may also provide investment advisory services to FIIA with respect to other investment companies for which FIIA serves as investment adviser, and to other clients. For more information on FIIA(U.K.)L, see the section entitled "Activities and Management of FIJ, FIIA, and FIIA(U.K.)L" on page 26.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to the fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA(U.K)L will remain in effect.

10. TO APPROVE A NEW SUB-SUBADVISORY AGREEMENT BETWEEN FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA) AND FIDELITY INVESTMENTS JAPAN LIMITED (FIJ) FOR OVERSEAS PORTFOLIO.

In conjunction with its portfolio management responsibilities on behalf of Overseas Portfolio, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a sub-subadvisory agreement (the Proposed Agreement) among FIIA, FIJ, and the trust on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FIJ, which acts as an investment consultant to FIIA, but also would permit FMR to grant FIIA, which in turn could grant FIJ, investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FIIA would pay all of FIJ's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR. In addition, the Proposed Agreement includes a discussion of FIJ's ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract and FIIA under the sub-advisory agreement.

On November 16, 2000, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FIJ as well as to grant investment management authority to FIJ would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FIJ, the ability to execute portfolio transactions from points in Japan that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 9.

Established in 1986, FIJ with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FIL, an affiliate of FMR organized under the laws of Bermuda. FIJ provides investment advisory services to FIL, FIIA, and FMR with respect to foreign securities, primarily in Japan and the Far East. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, obtained from other FMR subsidiaries or affiliates with whom FMR has entered into sub-advisory agreements, or obtained from broker-dealers or other sources.

FIJ may also provide investment advisory and management services to FMR, FIL, or FIIA with respect to other investment companies for which FMR, FIL, or FIIA serves as investment adviser, and to other clients. For more information on FIJ, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L, and FIJ" on page 26.

Under the Proposed Agreement, FIJ could act as an investment consultant to FIIA and FIIA could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. Under the Proposed Agreement with FIJ, FIIA, not the fund, would pay FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

Under the Proposed Agreement, FIIA could also grant FIJ investment management authority with respect to all or a portion of the fund's assets. If FIJ were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FIIA and FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR, FIIA, or FIJ. If FIIA grants investment management authority to FIJ with respect to all or a portion of the fund's assets, FIJ would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR, FIIA, and the Board of Trustees. In addition, the Proposed Agreement would authorize FIIA to delegate other investment management services to FIJ, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FIJ would continue to be subject to the control and direction of FMR, FIIA, and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.

FIIA would pay FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate would be based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction would be applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate would be calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

Average Group Assets			Annualized Fee Rate
from $0	-	$200 million	0.30%
$200 million	-	$500 million	0.25%
over		$500 million	0.20%

FIJ's fee would not exceed 50% of the fee that FIIA would receive from FMR for services provided on behalf of the fund.

If approved by shareholders, the Proposed Agreement would take effect on May 1, 2001 or the first day of the first month following approval, whichever occurs later, and would continue in force until July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.

The Proposed Agreement could be transferred to a successor of FIJ without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

Conclusion. The Board of Trustees has concluded that the proposal will benefit Overseas Portfolio and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, it will take effect on May 1, 2001 or the first day of the first month following approval, whichever occurs later. If the Proposed Agreement is not approved, FMR will continue to manage the fund under its management contract with the flexibility to use sub-advisors, excluding FIJ, as previously approved.

11. TO ELIMINATE A FUNDAMENTAL POLICY OF HIGH INCOME PORTFOLIO.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would eliminate the fund's fundamental investment policy regarding investing in high yielding, fixed-income securities. The proposal is intended to allow the fund to communicate more clearly its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

The fund's fundamental investment objective and a fundamental investment policy regarding high yielding, fixed-income securities currently read as follows:

"VIP High Income Portfolio seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital."

The fund's objective is fundamental, which means that it cannot be modified without a vote of the fund's shareholders.

If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the investment policy would be eliminated as follows (deleted language is [bracketed]):

"VIP High Income Portfolio seeks a high level of current income [by investing primarily in high yielding, fixed-income securities], while also considering growth of capital."

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modifications. Eliminating the foregoing fundamental policy will allow the fund to communicate more clearly its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy of normally investing at least 65% of total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes to non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. On January 17, 2001, the SEC adopted a rule concerning fund names. The rule applies to funds whose name suggests an investment policy focused on a particular type of investment, industry, country or geographic region. Funds subject to the rule must comply with the rule by July 31, 2002. The Board of Trustees will consider if any changes to the fund's nonfundamental policies should be made in light of the rule.

Eliminating the fundamental investment policy as proposed is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will remain unchanged.

12. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF OVERSEAS PORTFOLIO.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would eliminate the fund's fundamental investment policy regarding investing in foreign securities. The proposal is intended to allow the fund to communicate more clearly its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

The fund's investment objective and a fundamental investment policy regarding foreign securities, currently read as follows:

"VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities."

The fund's objective is fundamental, which means that it cannot be modified without a vote of the fund's shareholders.

If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the investment policy would be eliminated as follows (deleted language is [bracketed]):

"VIP Overseas Portfolio seeks long-term growth of capital [primarily through investments in foreign securities].

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modifications. Eliminating the foregoing fundamental policy will allow the fund to communicate more clearly its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy of normally investing at least 65% of total assets in foreign securities. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. On January 17, 2001, the SEC adopted a rule concerning fund names. The rule applies to funds whose name suggests an investment policy focused on a particular type of investment, industry, country or geographic region. Funds subject to the rule must comply with the rule by July 31, 2002. The Board of Trustees will consider if any changes to the fund's nonfundamental policies should be made in light of the rule.

Eliminating the fundamental investment policy as proposed is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

13. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

Each fund's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

The Trustees recommend that shareholders of each fund vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined):

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies."

The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to High Income Portfolio, Money Market Portfolio, and Overseas Portfolio and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibits 10, 11, and 12 beginning on page 71, 73 and 75.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, Ms. Abigail P. Johnson, John H. Costello, Robert A. Dwight, Ms. Maria F. Dwyer, Thomas J. Simpson, Eric D. Roiter, Boyce I. Greer, Dwight D. Churchill, Stanley N. Griffith, Robert A. Lawrence, Boyce I. Greer, Richard A. Spillane Jr., and Stephen R. Petersen, Ms. Jennifer Uhrig, Barry Coffman, Robert K. Duby, and Richard R. Mace, Jr. are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of John H. Costello, Robert A. Dwight, Maria F. Dwyer, and Thomas J. Simpson, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period January 1, 2000, through December 31, 2000, the following transaction was entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. The Peter S. Lynch Revocable Trust sold 60,566 shares of preferred stock of FMR Corp. to FMR Corp. for a cash payment of approximately $9 million and a promissory note in the amount of approximately $44 million.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to High Income Portfolio and Overseas Portfolio for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibits 11 and 12 beginning on page 73, and 75.

The Directors of FMRC are Edward C. Johnson 3d, Robert C. Pozen, President, and Peter S. Lynch. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and a Director of FMR U.K., FMR Far East, and FIMM. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMR U.K., FMR Far East, and FIMM; a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Mr. Lynch is also Vice Chairman and a Director of FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

On behalf of High Income Portfolio and Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, wholly-owned subsidiaries of FMR formed in 1986. FMR Far East in turn has entered into sub-advisory agreements with FIJ. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968.

FMR U.K. and FMR Far East provide research and investment recommendations with respect to companies based outside of the United States for certain fund for which FMR acts as investment advisor. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FMR U.K. and FMR Far East may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to the fund. FMR Far East may receive from FIJ investment research and advice relating to Japanese and other Asian issuers. Funds with investment objectives similar to High Income Portfolio and Overseas Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR Far East and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibits 11 and 12 beginning on page 73, and 75.

The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of the trust and other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FIMM; a Director of FMR and FMRC. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMRC, and FIMM; a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Billy Wilder, President, Simon Haslam, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. The principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan.

ACTIVITIES AND MANAGEMENT OF FIIA, FIIA(U.K.)L, AND FIJ

On behalf of Overseas Portfolio, FMR has entered into a sub-advisory agreement with FIIA, a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968. FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, FIIA(U.K.)L, and its Japanese subsidiary, Fidelity Investments Japan Limited (FIJ).

The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. They may also provided investment advisory services. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA (U.K)L focuses primarily on companies based in the U.K. and Europe. FIJ focuses on companies primarily based in Japan and other parts of Asia. Funds with investment objectives similar to Overseas Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FIIA, FIIA(U.K.)L, and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 12 beginning on page 75.

The Directors of FIIA are Simon Fraser, President, Anthony J. Bolton, Keith Ferguson, Simon Haslam, Richard Ford, Brett Goodin, Richard Horlick, K.C. Lee, Frank Mutch, Peter Phillips, and David J. Saul. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K)L are Simon Fraser, President, Gareth Adams, Anthony J. Bolton, Pamela Edwards, Simon Haslam, Richard Horlick, Peter Lord, and Sally Walden. The principal business address of each of the Directors is 26 Lovat Lane, London, EC3R 8LL, England.

ACTIVITIES AND MANAGEMENT OF FIMM

FIMM is a wholly-owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

Funds with investment objectives similar to Money Market Portfolio for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of the fund, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page 71.

The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and a Director of FMR U.K. and FMR Far East; and a Director of FMRC. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMR U.K., FMR Far East, and FMRC; a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT FOR HIGH INCOME PORTFOLIO,
MONEY MARKET PORTFOLIO, AND OVERSEAS PORTFOLIO

Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposal 5.

In addition to the management fee payable to FMR, each class pays transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Each fund pays pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, on behalf of each class of the fund. Although each fund's current management contract provides that each fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Each fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC by the applicable class for fiscal 2000 amounted to $1,194,719, $163,140, and $2,370for Initial Class, Service Class, and Service Class 2 of High Income Portfolio, respectively, $1,388,638, $51, and $443 for Initial Class, Service Class, and Service Class 2 of Money Market Portfolio, respectively, and $1,743,958, $155,637, and $3,101 for Initial Class, Service Class, and Service Class 2 for Overseas Portfolio, respectively. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for fiscal 2000 amounted to $579,071 for High Income Portfolio, $199,091 for Money Market Portfolio, and $1,356,555 for Overseas Portfolio.

FSC also received fees for administering High Income Portfolio's and Overseas Portfolio's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal 2000 were $0 for High Income Portfolio and $8,066 for Overseas Portfolio, respectively.

Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the class, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC received no payments from Initial Class of each fund pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMR under their management contracts.

In addition, FDC received from the fund fees pursuant to Distribution and Service Plans under Rule 12b-1 in fiscal 2000 as follows:

12b-1 Fees Paid to FDC
High Income
 Service Class	$ 251,008
 Service Class 2	$ 3,914
Overseas
 Service Class	$ 230,223
 Service Class 2	$ 9,959
Money Market
 Service Class	$ 50
 Service Class 2	$ 249

Currently, FDC may reallow to intermediaries (such as insurance companies, broker-dealers, and other service-providers), including its affiliates, up to the full amount of 12b-1 fees paid by Service Class and Service Class 2 for providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners.

FMR is each fund's manager pursuant to management contracts dated November 1, 1999. The management contract for each fund was submitted to and approved by the Board of Trustees in connection with a proposal to modify the management fee to provide for lower fees when FMR's assets under management increase. Each fund's management contract was approved by shareholders on September 16, 1998. The management contract for each fund was submitted to shareholders in connection with a proposal to modify the management fee to provide for lower fees when FMR's assets under management increase, as well as to modify the management contract subject to the requirements of the 1940 Act.

For the services of FMR under each management contract, High Income Portfolio and Overseas Portfolio pay FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Money Market Portfolio pays FMR a monthly management fee which has three components: a group fee rate, an individual fund fee rate of 0.03%, and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of the fund's average net assets.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $823 billion of group net assets - the approximate level for December 2000 - was 0.1268% (Fixed-Income) and 0.2769% (Equity), which is the weighted average of the respective fee rates for each level of group net assets up to $823 billion.

The following is the fee schedule for High Income Portfolio and Money Market Portfolio.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over	-		1,260.0920

The following is the fee schedule for Overseas Portfolio.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over	-		1,260.2167

The individual fund fee rate for High Income Portfolio and Overseas Portfolio is 0.45%. Based on the average group net assets of the funds advised by FMR for December 2000, each fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
High Income	0.1268%	+	0.45%	=	0.5768%
Overseas	0.2769%	+	0.45%	=	0.7269%

One-twelfth of this annual management fee rate is applied to High Income Portfolio's and Overseas Portfolio's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

The fund's individual fund fee rate for Money Market Portfolio 0.03%.

One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to Money Market Portfolio's average net assets for the current month, giving a dollar amount which is the fee for that month.

If Money Market Portfolio's monthly gross yield is 5% or less, the total management fee is the sum of the group fee and the individual fund fee. If the fund's monthly gross yield is greater than 5%, the management fee that FMR receives includes an income-based component. The income-based component equals 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% (annualized) of average net assets, at a fund gross yield of 9% or more. Gross income for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium. Realized and unrealized gains and losses, if any, are not included in gross income.

During fiscal 2000, FMR received $12,209,629, $5,141,685, and $20,988,116 for its services as investment adviser to High Income Portfolio, Money Market Portfolio, and Overseas Portfolio, respectively. This fee was equivalent to 0.58%, 0.25%, and 0.72%, respectively, of the average net assets of High Income Portfolio, Money Market Portfolio, and Overseas Portfolio.

FMR may, from time to time, voluntarily agree to reimburse all or a portion of a class's total operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. These arrangements can be discontinued by FMR at any time.

FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse each class of the fund to the extent that their total operating expenses, as a percentage of their respective average net assets exceed the following rates:

	Initial Class	Service Class	Service Class 2
High Income	1.1.00%	1.1.10%	1.1.25%
Money Market	--	1.0.45%	1.0.60%
Overseas	1.1.50%	1.1.60%	1.1.75%

SUB-ADVISORY AGREEMENTS

On behalf of Money Market Portfolio, FMR has entered into a sub-advisory agreement with FIMM (the successor to FMR Texas) pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund. Money Market Portfolio's sub-advisory agreement, dated January 1, 1990, was approved by shareholders on December 13, 1989.

Under the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund, after payments by FMR pursuant to the fund's 12b-1 plan, if any. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended December 31, 2000, FMR paid FIMM fees of $2,570,843.

On behalf of High Income Portfolio, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of High Income Portfolio, FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. On behalf of Overseas Portfolio, FMR may also grant FMR U.K., FMR Far East, FIIA, and FIIA(U.K)L. investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. High Income Portfolio's sub-advisory agreements with FMR U.K and FMR Far East, dated January 1, 1994, were approved by shareholders on December 15, 1993. Overseas Portfolio'sagreements with FMR U.K., FMR Far East, and FIIA(U.K)L., dated April 1, 1992, were approved by shareholders on March 25, 1992. Overseas Portfolio's sub-advisory agreement with FIIA, dated August 1, 1999, was approved by shareholders on March 25, 1992.

On December 15, 1993, the sub-advisory agreements were submitted to shareholders of High Income Portfolio in connection with the proposals to approve the sub-advisory agreements with FMR U.K. and FMR Far East. On March 25, 1992, the sub-advisory agreements were submitted to shareholders of Overseas Portfolio in connection with the proposals to approve the sub-agreements with FMR U.K., FMR Far East, FIIA, and FIIA(U.K.)L.

Currently, FMR U.K., FMR Far East, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

FMR U.K. and FMR Far East, which were organized in 1986, are wholly-owned subsidiaries of FMR. FIIA is a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a wholly-owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly-owned subsidiary of FIL.

Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  On behalf of Overseas Portfolio, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
  FMR pays FMR U.K., and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$500 million	0.30%
$500 million	-	$1 billion	0.25%
over		$1 billion	0.20%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

For investment advice and research services, no fees were paid to FMR U.K. and FMR Far East on behalf of High Income Portfolio for the past three fiscal years.

For investment advice and research services, no fees were paid to FIIA and FIIA(U.K.)L on behalf of Overseas Portfolio for the past three fiscal years.

For providing investment advice and research services, on behalf of Overseas Portfolio, the fees paid to the sub-advisers for the fiscal year ended December 31, 2000 were as follows:

	FMR U.K.	FMR Far East	FIJ
Overseas Portfolio	$ 1,484,071	$ 1,604,546	$ 850,043

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K., FMR Far East, or FIIA on behalf of High Income Portfolio and Overseas Portfolio for the past three fiscal years.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

FMR may place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

The brokerage commissions paid to NFS and NFSC by High Income and Overseas Portfolio for the fiscal year ended December 31, 2000 are listed in the following table:

	Brokerage Commissions Paid to NFS	% of Aggregate Commissions Paid to NFS	Brokerage Commissions Paid to NFSC	% of Aggregate Commissions Paid to NFSC
High Income	$ 9,961	3%	$ 8,266	3%
Overseas	$ 6,147	0%	$ 20,905	0%

For the fiscal year ended December 31, 2000, Money Market Portfolio paid no brokerage commissions to affiliated brokers.

INDEPENDENT ACCOUNTANTS

 The firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent accountants with respect to the funds.

 The independent accountants examine annual financial statements for the funds and provide other non-audit and tax-related services to the funds. FMR and the trust's Audit Committee have considered whether other non-audit services by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

FUND-RELATED FEES

 Audit Fees. For the fiscal year ended December 31, 2000, the approximate fee for professional services rendered for the audit of annual financial statements for each fund is shown in the table below.

Equity-Income Portfolio	$ 73,000
Growth Portfolio	$ 84,000
High Income Portfolio	$ 43,000
Money Market Portfolio	$ 26,000
Overseas Portfolio	$ 41,000

 All Other Fees. For the fiscal year ended December 31, 2000, PricewaterhouseCoopers LLP was also paid approximately $11,000 for tax-related services rendered to the funds.

NON-FUND RELATED FEES

 Financial Information Systems Design and Implementation Fees. For the fiscal year ended December 31, 2000, PricewaterhouseCoopers LLP was also paid approximately $500,000 for designing or implementing hardware or software systems on behalf of FMR, FMR Corp., the ultimate parent company of FMR, and FMR Corp. affiliates.

 All Other Fees. For the fiscal year ended December 31, 2000, PricewaterhouseCoopers LLP was also paid approximately $12,000,000 for all other non-audit services rendered on behalf of FMR, FMR Corp., and FMR Corp. affiliates.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.

FORM OF AMENDED AND RESTATED DECLARATION OF TRUST
VARIABLE INSURANCE PRODUCTS FUND

AMENDED AND RESTATED DECLARATION OF TRUST, made [September 14, 2000] _____________, 20__ by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; [and]

WHEREAS, this [T]trust was initially made on November 13, 1981 by Edward C. Johnson 3d, Eugene H. Clapp 2d, Walter E. Hanson, Robert L. Johnson, Caleb Loring, Jr., George K. McKenzie, William R. Spaulding, Bertram H. Witham, and David L. Yunich in order to establish a trust for the investment and reinvestment of funds contributed thereto; and

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

Section 1. This Trust shall be known as "Variable Insurance Products Fund."

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

(b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

(c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

(d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;

(e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

(f) "Shareholder" means a record owner of Shares of the Trust;

(g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;

(h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;

(i) "Trust" refers to Variable Insurance Products Fund and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

(k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II
PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares; (d) to abolish any one or more Series or Classes of Shares; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

Section 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

INITIAL TRUSTEES; ELECTION

Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust.

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

TEMPORARY ABSENCE OF TRUSTEES

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than [twelve (12)] fourteen (14), serving hereunder at any time shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or Series.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

(e) To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter, or other agent or independent contractor.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4 hereof.

(j) To vote or give assent or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees.

(m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

(n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

(o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

(q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

(s) To establish, from time to time, a minimum total investment for Shareholders and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

(u) To interpret the investment policies, practices or limitations of any Series.

(v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

(w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

(x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

Section 3. Except as otherwise provided herein or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

CHAIRMAN OF THE TRUSTEES

Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and state laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type prospectuses and statements of additional information; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expense; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to [a Majority Shareholder Vote] applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

Section 2. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive contract(s) on behalf of the Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any. Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 3. The Trustees may, in their discretion and from time to time, enter into one or more transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof.

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

DERIVATIVE ACTIONS

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so, the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act.

CENTRAL DEPOSITORY SYSTEM

Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X
DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

Section 1.

(a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

(b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

(c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3.

REDEMPTIONS

Section 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

REDEMPTION OF SHARES

Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS

Section 2.

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) the Trust is insured against losses arising out of any such advance payments; or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC.

Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.

Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.

Section 4.2. Termination of the Trust, a Series or a Class.

(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:

(i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or

(ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.

The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

(i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and

(iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and

(b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, [as appropriate] if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or [substantially all] a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. [Any such merger, consolidation, sale, lease, or exchange shall] Such transactions may be [deemed for all purposes to have been accomplished under] effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and [pursuant to Massachusetts law] purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers [substantially] all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

FILING OF COPIES, REFERENCES, AND HEADINGS

Section 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. In this instrument or in any such supplemental Declaration of Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
and
VARIABLE INSURANCE PRODUCTS FUND
MONEY MARKET PORTFOLIO
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED [A]and RESTATED as of this 1st _____day of [November 1999] _________, by and between Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Money Market Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [September 16, 1998] _______, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [November 1, 1999] _____.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [, an Individual Fund Fee,] and an Income Component.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

GROUP FEE RATE SCHEDULE
Average Group Assets			Annualized Rate
0	-	$ 3 billion	.3700%
3	-		6.3400
6	-		9.3100
9	-		12.2800
12	-		15.2500
15	-		18.2200
18	-		21.2000
21	-		24.1900
24	-		30.1800
30	-		36.1750
36	-		42.1700
42	-		48.1650
48	-		66.1600
66	-		84.1550
84	-		120.1500
120	-		156.1450
156	-		192.1400
192	-		228.1350
228	-		264.1300
264	-		300.1275
300	-		336.1250
336	-		372.1225
372	-		408.1200
408	-		444.1175
444	-		480.1150
480	-		516.1125
516	-		587.1100
587	-		646.1080
646	-		711.1060
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

One-twelfth of the Group Fee Rate (calculated as described above to the nearest millionth) [and of the Individual Fund Fee Rate] shall be applied to the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month to determine the Group Fee [and the Individual Fund Fee] for such month.

(b) [Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.03%.] The Income Component. The Income Component for each month shall be the sum of an Income-Based Fee and an Asset-Based Fee as follows:

If the Portfolio's Annualized Gross Yield Is:
Equal or Greater Than	But Less Than	Income-Based Fee	Annual Asset-Based Fee Rate
0.00%	1.00%	2% of Monthly Gross Income	0.05%
1.00%	3.00%	zero	0.07%
3.00%	11.00%	2% of Monthly Gross Income	0.01%
11.00%	13.00%	zero	0.23%
13.00%	15.00%	2% of Monthly Gross Income	(0.03)%
15.00%	--	zero	0.27%

(i) Income-Based Fee. Gross income, for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations computed in accordance with generally accepted accounting practices. Annualized gross yield shall be determined by dividing the Portfolio's gross income for the month by the average daily net assets of the Portfolio for the month and dividing the result by the number of days in the month over 365 days.

(Gross Income for the Month)	÷	(Days in the Month)
(Average Daily Net Assets for the Month)		(365 Days)

(ii) The Asset-Based Fee. One-twelfth of the Annual Asset-Based Fee Rate shall be applied to the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount (positive or negative) is the Asset-Based Fee for such month.

(c) [The Income Component. The Adviser shall receive a monthly payment computed on the basis of the Portfolio's gross income. With respect to that amount of the Portfolio's monthly gross income which is in excess of that amount which is equivalent to an annualized yield of 5%, the Adviser shall receive 6% of the amount of such excess. Gross income, for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations computed in accordance with generally accepted accounting practices. Annualized yield shall be determined by dividing the Portfolio's gross income for the month by the average daily net assets of the Portfolio for the month and dividing the result by the number of days in the month over 365 days.] [(d)] In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon [the average net assets] the gross income and average net assets for the business days it is so in effect for that month.

[(Gross Income for the Month)	÷	(Days in the Month)]
[(Average Daily Net Assets for the Month)		(365 Days)]

[Notwithstanding the foregoing, in no event shall the Adviser be entitled to receive an income component for any month that is in excess of an amount equal to 0.24% of the Portfolio's average net assets for such month.]

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until May 31, [2000] 2001, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed [on] in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2a

Historical Gross Yields (%) Variable Insurance Product Fund: Money Market Portfolio

Annualized calendar monthly gross yields.

Source: FMR.

EXHIBIT 3

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
and
VARIABLE INSURANCE PRODUCTS FUND ON BEHALF OF
HIGH INCOME PORTFOLIO

AMENDMENT [AGREEMENT] made this 1st day of [January, 1994] _______, 2000, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of High Income Portfolio (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory agreement dated______, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser, and the Sub-Advisor, take effect on __________.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934)to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e];(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1994] 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
[among] between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH [COMPANY] (U.K.) INC.
and
VARIABLE INSURANCE PRODUCTS FUND ON BEHALF OF
OVERSEAS PORTFOLIO

AMENDMENT [AGREEMENT] made this 1st day of [April, 1992] ___, 20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research [Company] (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the ["Fund"] "Trust") on behalf of Overseas Portfolio (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory agreement dated _____, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser, and the Sub-Advisor, take effect on ________.

WHEREAS the [Fund] Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor [acts] is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including securities issued in] and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the [Fund] Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the [Fund] Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the [Fund's] Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the [Fund] Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the [Fund] Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the [Fund] Trust and the Advisor as the [Fund's] Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934)to the Portfolio and/or to [any] the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the [Fund] Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the [Fund's] Trust's Trustees other than those who are "interested persons" of the [Fund] Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the [Fund] Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the [Fund's] Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the [Fund] Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the [Fund] Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the [Fund] Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1992] 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the [Fund] Trust and agrees that any obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (Far East) INC.
and
VARIABLE INSURANCE PRODUCTS FUND ON BEHALF OF
HIGH INCOME PORTFOLIO

AMENDMENT [AGREEMENT] made this 1st day of [January, 1994] ________, 20__ by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Fund) (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory agreement dated ______, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser, and the Sub-Advisor, take effect on _____.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1994] 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission(the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
[among] between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH [COMPANY] (Far East) INC.
and
VARIABLE INSURANCE PRODUCTS FUND ON BEHALF OF
OVERSEAS PORTFOLIO

AMENDMENT [AGREEMENT] made this 1st day of [April, 1992] ___, 20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research [Company] (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the ["Fund"] "Trust") on behalf of Overseas Portfolio (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory agreement dated __________, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser, and the Sub-Advisor, take effect on __________.

WHEREAS the [Fund] Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including securities issued in] and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the [Fund] Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the [Fund] Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the [Fund's] Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the [Fund] Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the [Fund] Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the [Fund] Trust and the Advisor as the [Fund's] Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to [any] the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the [Fund] Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the [Fund's] Trust's Trustees other than those who are "interested persons" of the [Fund] Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the [Fund] Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the [Fund's] Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the [Fund] Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the [Fund] Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the [Fund] Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1992] 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[ of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the [Fund] Trust and agrees that any obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 7

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
VARIABLE INSURANCE PRODUCTS FUND ON BEHALF OF OVERSEAS PORTFOLIO

AGREEMENT [made] AMENDED AND RESTATED as of this 1st day of [August, 1999,] ___, 20__ by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor"); and Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the ["Fund"] "Trust") on behalf of Overseas Portfolio (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory agreement dated _____, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser, and the Sub-Advisor, take effect on _____.

WHEREAS the [Fund] Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor [acts] is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including securities issued in] and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the [Fund] Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the [Fund] Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the [Fund's] Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the [Fund] Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the [Fund] Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the [Fund] Trust and the Advisor as the [Fund's] Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of1934) to the Portfolio and/or to [any] the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the [Fund] Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 57% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 57% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the [Fund's] Trust's Trustees other than those who are "interested persons" of the [Fund] Trust,the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust [Fund] and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the [Fund's] Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the [Fund] Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the [Fund] Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the [Fund] Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [2000] 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the [Fund] Trust and agrees that any obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 8

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AMENDMENT [AGREEMENT] made this 1st day of [July, 2000] ___, 20__by and between Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory agreement dated ______, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser, and the Sub-Advisor, take effect on _______.

WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Overseas Portfolio (hereinafter called the "Portfolio"), pursuant to which the Advisor is to act as investment advisor to the Portfolio, and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio, and

WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the U.K. and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K. Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the U.K. Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio advised or managed by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the U.K. Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the U.K. Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the U.K. Sub-Advisor may select. The U.K. Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the U.K. Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

2. Information to be Provided to the Trust and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the U.K. Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the U.K. Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or U.K. Sub-Advisor. The U.K. Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the U.K. Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The U.K. Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the U.K. Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the U.K. Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the U.K. Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly sub-advisory fee (the "U.K. Sub-Advisory Fee"). The U.K. Sub-Advisory Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly investment management fee (the "UK Investment Management Fee"). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the U.K. Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Average Group Assets			Annualized Fee Rate (For Each Level)
0	-	$ 500 million	0.30%
$500 million	-	$ 1 billion	0.25%
over	-	$ 1 billion	0.20%

provided that in no event shall the UK Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the U.K. Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the U.K. Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the U.K. Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Portfolio.

6. Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [2000] 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the U.K. Sub-Advisor, the Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission [such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio].

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the U.K. Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The U.K. Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the U.K. Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the U.K. Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 9

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INVESTMENTS JAPAN LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this ___ day of ____, 200_, by and between Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke, HM 19, Bermuda (hereinafter called the "Sub-Advisor"), and Fidelity Investments Japan Limited, a Japanese company with principal offices at Across Shinkawa Bldg. 8-8, Shinkawa 1-chome, Chuo-ku, Tokyo 104-0033, Japan (hereinafter called the "Japan Sub-Advisor").

WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Variable Insurance Products Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Overseas Portfolio (hereinafter called the "Portfolio"), pursuant to which the Advisor has agreed to act as investment advisor to the Portfolio; and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio; and

WHEREAS, the Japan Sub-Advisor has personnel in Japan and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in Japan and the Far East;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Japan Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio to be advised or managed by the Japan Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the Japan Sub-Advisor. The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the Japan Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Japan Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Japan Sub-Advisor may select. The Japan Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Japan Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Japan Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Japan Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, the Sub-Advisor or the Japan Sub-Advisor. The Japan Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Japan Sub-Advisor, the Sub-Advisor or the Advisor exercise investment discretion. The Japan Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Japan Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Japan Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Japan Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly sub-advisory fee (the "Japan Sub-Advisory Fee"). The Japan Sub-Advisory Fee shall be equal to 105% of the Japan Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph 1(a) of this Agreement. The Japan Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly investment management fee (the "Japan Investment Management Fee"). The Japan Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the Japan Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Average Group Assets			Annualized Fee Rate (For Each Level)
0	-	$ 200 million	0.30%
$200 million	-	$ 500 million	0.25%
over	-	$ 500 million	0.20%

, provided that in no event shall the Japan Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the Japan Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the Japan Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Japan Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisor Agreement, or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Japan Sub-Advisor, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor, the Advisor or the Japan Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Japan Sub-Advisor's ability to meet all of its obligations hereunder. The Japan Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2001 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 10

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR(c)
Taxable Money Market(d)
Select Money Market	2/29/00	$ 1,046.1	0.18%
Domestic Portfolio(x)
 Class I	3/31/00	3,188.0	0.20
 Class II	3/31/00	324.3	0.20
 Class III	3/31/00	831.6	0.20
Government Portfolio(x)
 Class I	3/31/00	5,216.5	0.20
 Class II	3/31/00	465.3	0.20
Money Market Portfolio(x)
 Class I	3/31/00	14,377.8	0.20
 Class II	3/31/00	152.4	0.20
 Class III	3/31/00	648.8	0.20
 Class III	3/31/00	949.7	0.20
Treasury Portfolio(x)
 Class I	3/31/00	4,322.8	0.20
 Class II	3/31/00	378.6	0.20
 Class III	3/31/00	3,029.9	0.20
Treasury Only Portfolio(x)
 Class I	3/31/00	1,095.1	0.20
 Class II	3/31/00	45.9	0.20
 Class III	3/31/00	98.4	0.20
Spartan Money Market	4/30/00	9,517.9	0.45
Spartan U.S. Government Money Market	4/30/00	831.9	0.45
Spartan U.S. Treasury Money Market	4/30/00	2,061.8	0.45
The North Carolina Capital Management Trust:
 Cash Portfolio	6/30/00	2,906.9	0.31(e)
Daily Income Trust	8/31/00	2,734.6	0.31
Retirement Government Money Market	8/31/00	3,860.7	0.42
Retirement Money Market	8/31/00	9,240.9	0.42
Prime(x)
 Daily Money Class	10/31/00	4,611.3	0.25
 Capital Reserves Class	10/31/00	3,789.6	0.25
Treasury(x)
 Daily Money Class	10/31/00	1,309.6	0.25
 Capital Reserves Class	10/31/00	1,022.3	0.25
 Advisor B Class	10/31/00	122.6	0.25
 Advisor C Class	10/31/00	63.0	0.25
Cash Reserves	11/30/00	41,338.5	0.24
U.S. Government Reserves	11/30/00	1,495.2	0.23
VIP: Money Market(x)
 Initial Class	12/31/00	2,088.5	0.25
 Service Class(g)	12/31/00	0.1	0.25(f)
 Service Class II(g)	12/31/00	0.1	0.25(f)

(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 2000, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management Inc., with respect to each fund.

(e) This ratio does not reflect the ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor. The ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor is 0.17%.

(f) Annualized

(g) Less than a complete fiscal year

EXHIBIT 11

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios(a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR(c)
Taxable Bond
U.S. Bond Index(d)	2/28/00	$ 1,435.9	0.14(z)%
Capital & Income(f)(g)	4/30/00	2,779.3	0.58
High Income(f)(g)	4/30/00	3,223.0	0.58
Intermediate Bond(d)(f)	4/30/00	3,248.0	0.43
Investment Grade Bond(d)(f)	4/30/00	2,103.2	0.43
Short-Term Bond(d)(f)	4/30/00	1,256.0	0.43(z)
Spartan Government Income(d)	4/30/00	537.1	0.50(z)
The North Carolina Capital Management Trust:
 Term Portfolio(d)	6/30/00	88.7	0.34(h)
Ginnie Mae(d)(f)	7/31/00	1,742.0	0.43(z)
Government Income(d)	7/31/00	1,551.1	0.43
Intermediate Government Income(d)(f)	7/31/00	791.7	0.63(z)
Target Timeline Funds:(d)(f)
 2001	7/31/00	145.2	0.09(z)
 2003	7/31/00	28.3	0.00(z)
Spartan Investment Grade Bond(d)(f)	9/30/00	1,398.9	0.47(z)
Advisor Floating Rate High Income:(g)(j)(x)
 Class A	10/31/00	9,408.6	0.68(i)
 Class B	10/31/00	16,854.5	0.68(i)
 Class T	10/31/00	10,854.0	0.68(i)
 Class C	10/31/00	24,858.5	0.68(i)
 Institutional Class	10/31/00	648.0	0.68(i)
Advisor Government Investment:(d)(f)
 Class A	10/31/00	13.2	0.43
 Class B	10/31/00	78.3	0.43
 Class T	10/31/00	184.4	0.43
 Class C	10/31/00	31.1	0.43
 Institutional Class	10/31/00	21.8	0.43
Advisor High Income:(f)(g)(x)
 Class A	10/31/00	8.4	0.58
 Class B	10/31/00	8.5	0.58
 Class T	10/31/00	9.6	0.58
 Class C	10/31/00	5.1	0.58
 Institutional Class	10/31/00	3.6	0.58
Advisor High Yield:(f)(g)
 Class A	10/31/00	234.1	0.58
 Class B	10/31/00	1,131.0	0.58
 Class T	10/31/00	2,199.4	0.58
 Class C	10/31/00	282.2	0.58
 Institutional Class	10/31/00	118.2	0.58
Advisor Mortgage Securities:(d)(f)
 Class A	10/31/00	3.9	0.43
 Class B	10/31/00	19.2	0.43
 Class T	10/31/00	32.9	0.43
 Institutional Class	10/31/00	13.0	0.43
 Initial Class	10/31/00	377.1	0.43
Advisor Short Fixed-Income:(d)(f)
 Class A	10/31/00	$ 16.3	0.43%
 Class T	10/31/00	264.9	0.43
 Class C	10/31/00	19.5	0.43
 Institutional Class	10/31/00	7.1	0.43
Advisor Intermediate Bond:(d)(f)
 Class A	10/31/00	34.2	0.43
 Class B	10/31/00	65.2	0.43
 Class T	10/31/00	309.5	0.43
 Class C	10/31/00	17.8	0.43
 Institutional Class	10/31/00	108.0	0.43
Institutional Short-Intermediate Government(d)	11/30/00	363.8	0.45
Real Estate High Income(g)	11/30/00	144.0	0.73
Advisor Emerging Markets Income:(e)(g)
 Class A	12/31/00	3.6	0.68
 Class B	12/31/00	19.8	0.68
 Class T	12/31/00	51.2	0.68
 Class C	12/31/00	2.9	0.68
 Institutional Class	12/31/00	6.4	0.68
Advisor Strategic Income:(d)(f)(g)
 Class A	12/31/00	14.9	0.58
 Class B	12/31/00	85.5	0.58
 Class T	12/31/00	195.0	0.58
 Class C	12/31/00	20.5	0.58
 Institutional Class	12/31/00	3.9	0.58
International Bond(e)(g)	12/31/00	62.4	0.68
New Markets Income(e)(g)	12/31/00	246.4	0.68
Real Estate High Income II(g)	12/31/00	144.0	0.73
Strategic Income(f)(g)	12/31/00	50.4	0.58
Variable Insurance Products:
 High Income(f)(g)
 Initial Class	12/31/00	1,867.5	0.58
 Service Class	12/31/00	251.0	0.58
 Service Class II(j)	12/31/00	1.6	0.58(i)
Variable Insurance Products II:
 Investment Grade Bond(d)(f)(x)
 Initial Class	12/31/00	640.3	0.43
 Service Class(j)	12/31/00	0.1	0.43(i)
 Service Class II(j)	12/31/00	0.1	0.43(i)

(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 2000, if fiscal year end figures are not available

(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.

(e) FMR has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research(U.K.) Inc.(FMR U.K.), Fidelity Management & Research(Far East) Inc.(FMR Far East), and Fidelity International Investment Advisors(FIIA), with respect to the fund.

(f) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

(g) FMR Co., Inc. (FMRC) serves as sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

(h) This ratio does not reflect the ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor. The ratio of net advisory fees to average net assets retained by FMR after payment made to distributor is 0.20%.

(i) Annualized

(j) Less than a complete fiscal year

EXHIBIT 12

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR (c)
Growth
Select Portfolios:
 Air Transportation(g)(h)	2/29/00	$ 55.8	0.58%
 Automotive(g)(h)	2/29/00	23.2	0.57
 Banking(g)(h)	2/29/00	701.0	0.58
 Biotechnology(g)(h)	2/29/00	1,298.4	0.59
 Brokerage and Investment Management(g)(h)	2/29/00	476.6	0.58
 Business Services and Outsourcing(g)(h)	2/29/00	64.4	0.58
 Chemicals(g)(h)	2/29/00	38.6	0.58
 Computers(g)(h)	2/29/00	2,400.1	0.58
 Construction and Housing(g)(h)	2/29/00	16.4	0.58
 Consumer Industries(g)(h)	2/29/00	74.6	0.58
 Cyclical Industries(g)(h)	2/29/00	6.5	0.15(z)
 Defense and Aerospace(g)(h)	2/29/00	35.0	0.58
 Developing Communications(g)(h)	2/29/00	1,411.6	0.58
 Electronics(g)(h)	2/29/00	4,649.2	0.58
 Energy(g)(h)	2/29/00	207.4	0.58
 Energy Service(g)(h)	2/29/00	685.1	0.58
 Environmental Services(g)(h)	2/29/00	16.0	0.58
 Financial Services(g)(h)	2/29/00	513.7	0.58
 Food and Agriculture(g)(h)	2/29/00	151.1	0.58
 Gold(g)(h)	2/29/00	190.2	0.58
 Health Care(g)(h)	2/29/00	2,796.5	0.58
 Home Finance(g)(h)	2/29/00	503.1	0.58
 Industrial Equipment(g)(h)	2/29/00	35.3	0.58
 Industrial Materials(g)(h)	2/29/00	22.6	0.59
 Insurance(g)(h)	2/29/00	63.5	0.58
 Leisure(g)(h)	2/29/00	401.0	0.58
 Medical Delivery(g)(h)	2/29/00	63.3	0.58
 Medical Equipment and Systems(g)(h)	2/29/00	39.4	0.58
 Multimedia(g)(h)	2/29/00	211.4	0.58
 Natural Gas(g)(h)	2/29/00	58.5	0.58
 Natural Resources(g)(h)	2/29/00	17.0	0.58
 Paper and Forest Products (g)(h)	2/29/00	21.2	0.58
 Retailing(g)(h)	2/29/00	182.3	0.57
 Software and Computer Services(g)(h)	2/29/00	881.6	0.58
 Technology(g)(h)	2/29/00	2,949.5	0.59
 Telecommunications(g)(h)	2/29/00	1,171.1	0.58
 Transportation(g)(h)	2/29/00	20.9	0.58
 Utilities Growth(g)(h)	2/29/00	600.1	0.58
Magellan(g)(h)	3/31/00	97,656.1	0.57
Large Cap Stock(g)(h)	4/30/00	907.3	0.62
Mid Cap Stock(g)(h)	4/30/00	2,334.8	0.61
Small Cap Retirement(e)(g)(h)	4/30/00	$ 1.1	0.00%(d)(z)
Small Cap Stock(g)(h)	4/30/00	639.6	0.86
Contrafund II(g)(h)	6/30/00	1,224.7	0.65
Fidelity Fifty(g)(h)	6/30/00	558.3	0.58
Advisor Focus Funds:(h)
 Consumer Industries:(g)(x)
 Class A	7/31/00	3.4	0.58
 Class T	7/31/00	15.9	0.58
 Class B	7/31/00	9.5	0.58
 Class C	7/31/00	2.8	0.58
 Institutional Class	7/31/00	4.1	0.58
 Cyclical Industries:(g)(x)
 Class A	7/31/00	1.0	0.58
 Class T	7/31/00	3.4	0.58
 Class B	7/31/00	1.9	0.58
 Class C	7/31/00	0.9	0.58
 Institutional Class	7/31/00	2.4	0.58
 Financial Services:(g)
 Class A	7/31/00	33.2	0.58
 Class T	7/31/00	137.5	0.58
 Class B	7/31/00	109.7	0.58
 Class C	7/31/00	51.5	0.58
 Institutional Class	7/31/00	10.3	0.58
 Health Care:(g)
 Class A	7/31/00	81.3	0.58
 Class T	7/31/00	280.0	0.58
 Class B	7/31/00	281.5	0.58
 Class C	7/31/00	138.8	0.58
 Institutional Class	7/31/00	34.1	0.58
 Natural Resources:(g)
 Class A	7/31/00	8.4	0.58
 Class T	7/31/00	268.4	0.58
 Class B	7/31/00	49.3	0.58
 Class C	7/31/00	11.3	0.58
 Institutional Class	7/31/00	3.6	0.58
 Technology:(g)
 Class A	7/31/00	262.0	0.58
 Class T	7/31/00	895.1	0.58
 Class B	7/31/00	914.4	0.58
 Class C	7/31/00	300.5	0.58
 Institutional Class	7/31/00	58.7	0.58
 Utilities Growth:(g)
 Class A	7/31/00	37.5	0.58
 Class T	7/31/00	144.1	0.58
 Class B	7/31/00	155.3	0.58
 Class C	7/31/00	65.9	0.58
 Institutional Class	7/31/00	13.7	0.58
Blue Chip Growth(g)(h)	7/31/00	27,139.5	0.64
Dividend Growth(g)(h)	7/31/00	11,663.1	0.54
Low-Priced Stock(g)(h)	7/31/00	6,505.6	0.53
OTC Portfolio(g)(h)	7/31/00	$ 11,602.6	0.53%
Export and Multinational Fund(g)(h)	8/31/00	487.9	0.58
Destiny I:(g)(h)
 Class O	9/30/00	6,665.6	0.25
 Class N	9/30/00	1.3	0.25
Destiny II:(g)(h)
 Class O	9/30/00	6,071.6	0.55
 Class N	9/30/00	9.1	0.55
Advisor Diversified International:(f)(h)
 Class A	10/31/00	16.7	0.72
 Class T	10/31/00	101.7	0.72
 Class B	10/31/00	31.7	0.72
 Class C	10/31/00	25.7	0.72
 Institutional Class	10/31/00	13.2	0.72
Advisor Emerging Asia:(f)(h)
 Class A	10/31/00	51.2	0.73
 Class T	10/31/00	7.6	0.73
 Class B	10/31/00	4.2	0.73
 Class C	10/31/00	2.5	0.73
 Institutional Class	10/31/00	4.4	0.73
Advisor Europe Capital Appreciation:(f)(h)(x)
 Class A	10/31/00	3.7	0.72
 Class T	10/31/00	14.8	0.72
 Class B	10/31/00	7.1	0.72
 Class C	10/31/00	6.3	0.72
 Institutional Class	10/31/00	1.2	0.72
Advisor Global Equity:(f)(h)(x)
 Class A	10/31/00	3.9	0.73
 Class T	10/31/00	5.6	0.73
 Class C	10/31/00	4.3	0.73
 Institutional Class	10/31/00	1.3	0.73
Advisor International Capital Appreciation:(f)(h)
 Class A	10/31/00	13.7	0.72
 Class T	10/31/00	145.5	0.72
 Class B	10/31/00	43.6	0.72
 Class C	10/31/00	35.4	0.72
 Institutional Class	10/31/00	11.2	0.72
Advisor Japan:(f)(h)
 Class A	10/31/00	18.6	0.73
 Class T	10/31/00	44.7	0.73
 Class B	10/31/00	38.5	0.73
 Class B	10/31/00	4.1	0.73
 Class C	10/31/00	36.8	0.73
 Institutional Class	10/31/00	4.1	0.73
Advisor Korea:(f)(h)(x)
 Class A	10/31/00	$ 21.3	0.83%(d)
 Class T	10/31/00	0.2	0.83(d)
 Class B	10/31/00	0.1	0.83(d)
 Class C	10/31/00	0.1	0.83(d)
 Institutional Class	10/31/00	0.5	0.83(d)
Advisor Latin America:(f)(h)(x)
 Class A	10/31/00	1.0	0.72
 Class T	10/31/00	2.1	0.72
 Class B	10/31/00	1.8	0.72
 Class C	10/31/00	1.2	0.72
 Institutional Class	10/31/00	0.6	0.72
Advisor Overseas:(f)(h)
 Class A	10/31/00	38.2	0.84
 Class T	10/31/00	1,753.1	0.84
 Class B	10/31/00	122.7	0.84
 Class C	10/31/00	61.7	0.84
 Institutional Class	10/31/00	103.6	0.84
Aggressive International(f)(h)	10/31/00	679.3	0.85
Canada(f)(h)	10/31/00	92.8	0.59
Capital Appreciation(g)(h)	10/31/00	3,543.7	0.63
Disciplined Equity(g)(h)	10/31/00	3,954.5	0.58
Diversified International (f)(h)	10/31/00	5,596.1	0.82
Emerging Markets(f)(h)	10/31/00	477.9	0.73
Europe(f)(h)	10/31/00	1,510.7	0.73
Europe Capital Appreciation(f)(h)	10/31/00	760.3	0.74
China Region(f)(h)	10/31/00	234.2	0.73
Japan(f)(h)	10/31/00	910.9	0.83
Japan Small Companies(f)(h)	10/31/00	1,261.6	0.73
Latin America(f)(h)	10/31/00	363.6	0.73
Nordic(f)(h)	10/31/00	215.2	0.72
Overseas(f)(h)	10/31/00	5,330.4	0.87
Pacific Basin(f)(h)	10/31/00	758.6	0.83
Small Cap Selector(g)(h)	10/31/00	654.3	0.52
Southeast Asia(f)(h)	10/31/00	440.7	0.88
Stock Selector(g)(h)	10/31/00	1,684.5	0.38
Tax Managed Stock(g)(h)	10/31/00	87.7	0.57
TechnoQuant Growth(g)(h)	10/31/00	66.2	0.55
Value(g)(h)	10/31/00	3,718.1	0.25
Worldwide(f)(h)	10/31/00	1,072.9	0.73
Advisor Dividend Growth:(g)(h)
 Class A	11/30/00	42.2	0.58
 Class T	11/30/00	260.8	0.58
 Class B	11/30/00	250.6	0.58
 Class C	11/30/00	147.6	0.58
 Institutional Class	11/30/00	30.7	0.58
Advisor Equity Growth:(g)(h)
 Class A	11/30/00	$ 623.8	0.57%
 Class T	11/30/00	9,996.9	0.57
 Class B	11/30/00	2,191.2	0.57
 Class C	11/30/00	810.2	0.57
 Institutional Class	11/30/00	1,665.8	0.57
Advisor Growth Opportunities:(g)(h)
 Class A	11/30/00	562.1	0.35
 Class T	11/30/00	18,976.5	0.35
 Class B	11/30/00	1,886.5	0.35
 Class C	11/30/00	552.1	0.35
 Institutional Class	11/30/00	415.6	0.35
Advisor Large Cap:(g)(h)
 Class A	11/30/00	31.3	0.57
 Class T	11/30/00	375.0	0.57
 Class B	11/30/00	158.3	0.57
 Class C	11/30/00	48.5	0.57
 Institutional Class	11/30/00	15.2	0.57
Advisor Mid Cap:(g)(h)
 Class A	11/30/00	80.1	0.57
 Class T	11/30/00	969.3	0.57
 Class B	11/30/00	276.1	0.57
 Class C	11/30/00	110.3	0.57
 Institutional Class	11/30/00	73.3	0.57
Advisor Dynamic Capital Appreciation:(g)(h)
 Class A	11/30/00	20.9	0.57
 Class T	11/30/00	181.3	0.57
 Class B	11/30/00	86.1	0.57
 Class C	11/30/00	58.6	0.57
 Institutional Class	11/30/00	2.0	0.57
Advisor Small Cap:(g)(h)
 Class A	11/30/00	112.0	0.73
 Class T	11/30/00	703.6	0.73
 Class B	11/30/00	316.4	0.73
 Class C	11/30/00	249.2	0.73
 Institutional Class	11/30/00	76.4	0.73
Advisor TechnoQuant Growth: (g)(h)
 Class A	11/30/00	5.1	0.57
 Class T	11/30/00	20.2	0.57
 Class B	11/30/00	16.4	0.57
 Class C	11/30/00	2.5	0.57
 Institutional Class	11/30/00	0.8	0.57
Advisor Value Strategies:(g)(h)
 Class A	11/30/00	11.7	0.36
 Class T	11/30/00	409.1	0.36
 Class B	11/30/00	94.1	0.36
 Initial Class	11/30/00	19.1	0.36
 Institutional Class	11/30/00	7.7	0.36
Aggressive Growth(g)(h)	11/30/00	$ 19,524.1	0.69%
Growth Company(g)(h)	11/30/00	31,956.5	0.67
New Millennium(g)(h)	11/30/00	3,955.2	0.74
Independence Fund(g)(h)	11/30/00	8,513.6	0.70
Contrafund(g)(h)	12/31/00	44,051.5	0.68
Trend(g)(h)	12/31/00	1,464.4	0.39
Variable Insurance Products:
 Growth(h)
 Initial Class	12/31/00	17,727.7	0.57
 Service Class	12/31/00	1,583.3	0.57
 Service Class II(e)	12/31/00	17.0	0.57(d)
 Overseas(f)(h)
 Initial Class	12/31/00	2,662.0	0.72
 Service Class	12/31/00	230.7	0.72
 Service Class II(e)	12/31/00	4.1	0.72(d)
Variable Insurance Products II:
 Contrafund(g)(h)
 Initial Class	12/31/00	8,967.1	0.57
 Service Class	12/31/00	1,072.6	0.57
 Service Class II(e)	12/31/00	33.9	0.57(d)
Variable Insurance Products III:
 Growth Opportunities(g)(h)
 Initial Class	12/31/00	1,198.8	0.58
 Service Class	12/31/00	355.2	0.58
 Service Class II(e)	12/31/00	8.4	0.58(d)
 Mid Cap(g)(h)
 Initial Class	12/31/00	197.1	0.58
 Service Class	12/31/00	138.6	0.58
 Service Class II(e)	12/31/00	25.9	0.58(d)

(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 2000, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).

(d) Annualized

(e) Less than a complete fiscal year

(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity International Investment Advisors (FIIA) with respect to the fund.

(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.

(h) FMR Co., Inc. (FMRC) serves as sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

VIP-PXS-0101	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP #922174305/FUND #150
1.750687.100		CUSIP #922174602/FUND #471
		CUSIP #922174859/FUND #356
		CUSIP #922174404/FUND #151
		CUSIP #922174701/FUND #472
		CUSIP #922174867/FUND #357
		CUSIP #922174206/FUND #152
		CUSIP #922174800/FUND #492
		CUSIP #922174842/FUND #358
		CUSIP #922174107/FUND #153
		CUSIP #922174826/FUND #713
		CUSIP #922174834/FUND #359
		CUSIP #922174503/FUND #154
		CUSIP #922174883/FUND #495
		CUSIP #922174875/FUND #362

Vote this proxy card TODAY!
Your prompt response will save your fund
the expense of additional mailings.
	Vote by returning the signed proxy card in the enclosed envelope.

(downtriangle) Please detach card at perforation before mailing. (downtriangle)

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund: Equity-Income Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Date _____________________, 2001

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote for the proposals applicable to your fund by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stravropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each fund.	(_)	(_)	(_) 4.
5. To approve an amended management contract for Money Market Portfolio.	(_)	(_)	(_) 5.
13. To amend each fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 13.

VMM-PXC-0101	cusip# 922174107/fund# 153 cusip# 922174826/fund# 713 cusip# 922174834/fund# 359
VGR-PXC-0101	cusip# 922174404/fund# 151 cusip# 922174701/fund# 472 cusip# 922174867/fund# 357
VEI-PXC-0101	cusip# 922174305/fund# 150
cusip# 922174602/fund# 471
cusip# 922174859/fund# 356

Vote this proxy card TODAY!
Your prompt response will save your fund
the expense of additional mailings.
	Vote by returning the signed proxy card in the enclosed envelope.

(downtriangle) Please detach card at perforation before mailing. (downtriangle)

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund: Growth Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Date _____________________, 2001

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote for the proposals applicable to your fund by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stravropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each fund.	(_)	(_)	(_) 4.
5. To approve an amended management contract for Money Market Portfolio.	(_)	(_)	(_) 5.
13. To amend each fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 13.

VMM-PXC-0101	cusip# 922174107/fund# 153 cusip# 922174826/fund# 713 cusip# 922174834/fund# 359
VGR-PXC-0101	cusip# 922174404/fund# 151 cusip# 922174701/fund# 472 cusip# 922174867/fund# 357
VEI-PXC-0101	cusip# 922174305/fund# 150
cusip# 922174602/fund# 471
cusip# 922174859/fund# 356

Vote this proxy card TODAY!
Your prompt response will save your fund
the expense of additional mailings.
	Vote by returning the signed proxy card in the enclosed envelope.

(downtriangle) Please detach card at perforation before mailing. (downtriangle)

VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund: Money Market Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Date _____________________, 2001

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote for the proposals applicable to your fund by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stravropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each fund.	(_)	(_)	(_) 4.
5. To approve an amended management contract for Money Market Portfolio.	(_)	(_)	(_) 5.
13. To amend each fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 13.

VMM-PXC-0101	cusip# 922174107/fund# 153 cusip# 922174826/fund# 713 cusip# 922174834/fund# 359
VGR-PXC-0101	cusip# 922174404/fund# 151 cusip# 922174701/fund# 472 cusip# 922174867/fund# 357
VEI-PXC-0101	cusip# 922174305/fund# 150
cusip# 922174602/fund# 471
cusip# 922174859/fund# 356

Vote this proxy card TODAY!
Your prompt response will save your fund
the expense of additional mailings.
	Vote by returning the signed proxy card in the enclosed envelope.

(downtriangle) Please detach card at perforation before mailing. (downtriangle)

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund: High Income Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE

Date _____________________, 2001

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) .

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote for the proposals applicable to your fund by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stravropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each fund.	(_)	(_)	(_) 4.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for each fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for each fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for Overseas Portfolio.	(_)	(_)	(_) 8.

9. To approve an amended sub-subadvisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors U.K. Limited (FIIA(U.K.)L) for Overseas Portfolio.

	(_)	(_)	(_) 9.
10. To approve a new sub-subadvisory agreement between Fidelity International Investment Advisors (FIIA) Fidelity Investments Japan Limited (FIJ) for Overseas Portfolio.	(_)	(_)	(_) 10.
11. To eliminate a fundamental investment policy of High Income Portfolio.	(_)	(_)	(_) 11.
12. To eliminate a fundamental investment policy of Overseas Portfolio.	(_)	(_)	(_) 12.
13. To amend each fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 13.
VOV-PXC-0101	cusip# 922174503/fund# 154 cusip# 922174883/fund# 495 cusip# 922174875/fund# 362
VHI-PXC-0101	cusip# 922174206/fund# 152 cusip# 922174800/fund# 492 cusip# 922174842/fund# 358

Vote this proxy card TODAY!
Your prompt response will save your fund
the expense of additional mailings.
	Vote by returning the signed proxy card in the enclosed envelope.

(downtriangle) Please detach card at perforation before mailing. (downtriangle)

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund: Overseas Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE

Date _____________________, 2001

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) .

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote for the proposals applicable to your fund by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stravropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each fund.	(_)	(_)	(_) 4.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for each fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for each fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for Overseas Portfolio.	(_)	(_)	(_) 8.

9. To approve an amended sub-subadvisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors U.K. Limited (FIIA(U.K.)L) for Overseas Portfolio.

	(_)	(_)	(_) 9.
10. To approve a new sub-subadvisory agreement between Fidelity International Investment Advisors (FIIA) Fidelity Investments Japan Limited (FIJ) for Overseas Portfolio.	(_)	(_)	(_) 10.
11. To eliminate a fundamental investment policy of High Income Portfolio.	(_)	(_)	(_) 11.
12. To eliminate a fundamental investment policy of Overseas Portfolio.	(_)	(_)	(_) 12.
13. To amend each fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 13.
VOV-PXC-0101	cusip# 922174503/fund# 154 cusip# 922174883/fund# 495 cusip# 922174875/fund# 362
VHI-PXC-0101	cusip# 922174206/fund# 152 cusip# 922174800/fund# 492 cusip# 922174842/fund# 358

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Variable Insurance Products Fund: Growth Portfolio, High Income Portfolio, Equity-Income Portfolio, Money Market Portfolio, Overseas Portfolio

Dear Contract Holder:

I am writing to let you know that a special meeting of shareholders of VIP: Growth Portfolio, High Income Portfolio, Equity-Income Portfolio, Money Market Portfolio, Overseas Portfolio will be held on March 14, 2001, The purpose of the meeting is to vote on several important proposals that affect your funds. As a contract holder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote and return your card(s) promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders of the VIP Portfolios. The Trustees believe these proposals are in the best interest of shareholders, and recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please contact your insurance company. They'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Q&A Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals found in the proxy statement that are to be voted on at the special shareholder meeting. If you have any questions regarding the proposals, please call your insurance company.

Why are we being asked to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust? (Proposal 1)

The Trustees are seeking to ensure that they retain the ability of to manage the affairs of the funds, including control of derivative actions that are brought on behalf of the fund. The Board of Trustees has concluded that continuing the effectiveness of the amendment is in the best interest of the trust's shareholders.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 2)

The new Declaration of Trust is a more modern form of the trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility and, subject to the applicable requirements of Federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions. In addition, the new Declaration of Trust modifies the current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve to fourteen members. This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing the management of the Fidelity funds and to expand the level of the Board's expertise. Adoption of the new Declaration of Trust will not alter the Trustees existing fiduciary obligations to act in the best interest of the shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. Please review the Proxy Statement for specific details.

Why do we need to elect a Board of Trustees? (Proposal 3)

At any time at least two-thirds of the trustees must be elected by the shareholders. In addition, the Trustees have determined that the Board of Trustees should be expanded from twelve to fourteen members and have fixed the number of Trustees at fourteen. The increase in the size of the Board of Trustees is subject to shareholder approval of the amended and restated Declaration of Trust.

What funds are impacted by the proposal to elect a Board of Trustees?

Because this proposal is trust-wide, all funds in Variable Insurance Products Fund (the trust) are impacted. The funds in the trust include Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio and Overseas Portfolio. Please review the proxy statement for specific details.

Are all of the VIP portfolios impacted by the other proposals in this proxy?

No. The proxy statement summarizes each proposal and the fund or funds impacted. Please review the proxy statement for specific fund details.

Why are we approving PricewaterhouseCoopers LLP as independent accountants? (Proposal 4)

By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services.

Why do we need to approve an amended management contract for VIP Money Market Portfolio? (Proposal 5)

The present management fee rate for the fund is based on three components: and individual Fund Fee Rate, an Income-Based component, and a Group Fee Rate. The amended management contract would 1) eliminate the Individual Fund Fee Rate and 2) revise the calculation of the Income-Based component.

The structure of the Income-Based fee causes the present management fee rate to be highly sensitive to changes in the fund's yields. The amended fee would be less sensitive to changes in the fund's yield than under the present contract. The amended management fee would be higher than the present management fee when the fund's annualized monthly gross yield is under 7.0%, and lower than the management fee rate under the present contract when the fund's annualized monthly gross yield is above those levels. For December 2000, Money Market Portfolio's annualized monthly gross yield was 6.76%.

Whether or not management fees would be higher or lower in the future under the amended fee schedule depends on the future fund yields and assets under management by FMR.

Included in the text of the proposals are comparisons of the present and amended fees for the one-year period ended December 31, 2000. The comparisons show that management fees would have been higher under the amended fee schedule for the fund based on gross yields for these time periods.

If the amended contract is approved, FMR has voluntarily agreed to limit the fund's management fee to the lower of the amount that would be paid under the present or amended contract for a period of six months following the effective date of the new contract.

The present and amended annual management fee rates at various fund annualized monthly gross yield levels (using the group fee rate for December 2000) are reflected in the following tables:

Fund Annualized Monthly Gross Yield	Present Fee Rate	Amended Fee Rate	Change
0.%	0. 1568%	0.1768%	0.0200%
1%	0. 1568%	0.1968%	0.0400%
2%	0.1568%	0.1968%	0.0400%
3%	0.1568%	0.1968%	0.0400%
4%	0.1568%	0.2168%	0.0600%
5%	0.1568%	0.2368%	0.0800%
6%	0.2168%	0.2568%	0.0400%
7%	0.2768%	0.2768%	0.0000%
8%	0.3368%	0.2968%	-0.0400%
9%	0.3968%	0.3168%	-0.0800%
10%	0.3968%	0.3368%	-0.0600%
11%	0.3968%	0.3568%	-0.0400%
12%	0.3968%	0.3568%	-0.0400%
13%	0.3968%	0.3568%	-0.0400%
14%	0.3968%	0.3768%	-0.0200%
15%	0.3968%	0.3968%	0.0000%

Why do we need to approve amended sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors (FIIA)? (Proposals 6, 7, and 8)

The Board of Trustees recommends a proposal to adopt an amended sub-advisory agreements among FMR, FMR U.K., FMR Far East, FIIA, and the trust with respect to each fund. Each fund's Amended Agreement would allow FMR, FMR U.K., FMR Far East, FIIA, and the trust, on behalf of each fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR U.K., FMR Far East, FIIA, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees

FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealer or other sources.

FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealer or other sources.

FIIA, with its principal office in Pembroke, Bermuda, is a wholly-owned subsidiary of FIL established in 1983 to provide investment research to FIL with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealer or other sources.

FIIA(U.K.)L, with its principal office in Kent, England, is a wholly-owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, provides investment research to FIIA with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealer or other sources.

Why do we need to approve an amended sub-subadvisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors U.K. Limited (FIIA(U.K.)L) for Overseas Portfolio? (Proposal 9)

We need to approve an amended sub-subadvisory agreement between FIIA and FIIA(U.K.)L for the same reasons stated above.

Why do we need to approve a new sub-subadvisory agreement between FIIA and Fidelity Investments Japan Limited? (Proposal 10)

FMR has entered into sub-advisory agreements with affiliates whose offices are dispersed around the world. To strengthen these relationships, the Board of Trustees proposes a sub-subadvisory agreement among FIIA, FIJ, and the trust on behalf of the fund. The proposed agreement would allow FMR not only to receive investment advice and research services from FIJ, which acts as an investment consultant to FIIA, but also would permit FMR to grant FIIA, which in turn could grant FIJ, investment management authority if FMR believes it would be beneficial to the fund and the shareholders. Because FIIA would pay all of FIJ's fees, the proposed agreement would not affect the fees paid by the fund to FMR.

FIJ, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FIL, an affiliate of FMR. Established in 1986, FIJ, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FIL, an affiliate of FMR organized under the laws of Bermuda. FIJ provides investment advisory services to FIL, FIIA, and FMR with respect to foreign securities, primarily in Japan and the Far East. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealer or other sources.

Why are we eliminating a fundamental policy of VIP High Income Portfolio? (Proposal 11)

The proposal is intended to allow the fund to communicate more clearly its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

Why are we eliminating a fundamental policy of VIP Overseas Portfolio? (Proposal 12)

A fundamental policy of VIP Overseas Portfolio is being eliminated for the same reasons as stated above for VIP High Income Portfolio.

Why are we amending each fund's fundamental investment limitation concerning underwriting? (Proposal 13)

The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies. The Board of Trustees has concluded that this proposal will benefit each fund and its shareholders.

How do I vote my shares?

You can vote your shares by completing and signing each enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please contact your insurance company representative.

How do I sign the proxy card?

Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

How many votes must be received to approve these proposals?

For all proposals except Proposal 3, the vote must be an absolute 50%, which means that 50% of the outstanding shares of the trust or appropriate fund, as applicable, must submit affirmative votes for the proposal to be approved. A plurality of all votes cast at the Meeting is sufficient to approve Proposal 3.